                          [LOGO] CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors



WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 15

Management Team.......... Page 18

Fund Services............ Page 23

Financial Performance.... Page 38


  CDC Nvest Star Funds
[LOGO] HARRIS-ASSOCIATED L.P.

[LOGO] LOOMIS SAYLES

[LOGO] MERCURY ADVISORS

[LOGO] MILLER ANDERSON

[LOGO] VAUGHAN NELSON
INVESTMENT MANAGEMENT

[LOGO] WESTPEAK
CDC Nvest Star Advisers Fund
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Mercury Advisors

CDC Nvest Star Growth Fund
Miller Anderson
Vaughan Nelson Investment Management, L.P.
Westpeak Global Advisors, L.P.

CDC Nvest Star Value Fund
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Vaughan Nelson Investment Management, L.P.
Westpeak Global Advisors, L.P.
                                                                     Prospectus
                                                                    May 1, 2004

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579, Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents



Goals, Strategies & Risks
CDC Nvest Star Advisers Fund.......................... 2
CDC Nvest Star Growth Fund............................ 7
CDC Nvest Star Value Fund............................ 11
Fund Fees & Expenses
Fund Fees & Expenses................................. 15
More About Risk
More About Risk...................................... 17
Management Team
Meet the Funds' Investment Adviser and Subadvisers... 18
Meet the Funds' Portfolio Managers................... 20
Fund Services
Investing in the Funds............................... 23
How Sales Charges Are Calculated..................... 24
Ways to Reduce or Eliminate Sales Charges............ 26
It's Easy to Open an Account......................... 27
Buying Shares........................................ 28
Selling Shares....................................... 29
Selling Shares in Writing............................ 30
Exchanging Shares.................................... 31
Restrictions on Buying, Selling and Exchanging Shares 31
How Fund Shares Are Priced........................... 33
Dividends and Distributions.......................... 34
Tax Consequences..................................... 34
Compensation to Securities Dealers................... 35
Additional Investor Services......................... 36
Financial Performance
Financial Performance................................ 38
Glossary of Terms
Glossary of Terms.................................... 44

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Advisers Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Category: All-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFSX   NESBX   NECCX

 Investment Goal

The Fund seeks long-term growth of capital.
The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund's assets in accordance with its distinct investment style and strategy. Under normal market conditions, the Fund invests substantially all of its assets in equity securities.
The Fund may also:
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable

--------------------------------------------------------------------------------
2
  drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance



The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]
                                                                              (up triangle) Highest Quarterly
1995     1996     1997     1998     1999     2000     2001     2002     2003                Return: Fourth Quarter 1999, up
------  ------   ------   ------   ------  -------   ------   -------  ------               30.94%
34.36%  18.98%   20.17%   19.26%   46.44%  -16.98%   -9.36%   -21.82%  33.63% (down triangle) Lowest Quarterly
                                                                                              Return: Third Quarter 2002, down
                                                                                              17.32%


--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks; the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks; and the Standard & Poor's 400 Midcap Index ("S&P 400 Midcap Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P 400 Midcap Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years  (7/07/94)
Class A - Return Before Taxes                                     25.93%        1.65%      10.80%
   Return After Taxes on Distributions*                           25.93%       -0.27%       8.17%
   Return After Taxes on Distributions & Sales of Fund Shares*    16.85%        0.55%       8.08%
Class B - Return Before Taxes                                     27.69%        1.79%      10.66%
Class C - Return Before Taxes                                     30.37%        1.88%      10.55%
S&P 500 Index**                                                   28.68%       -0.57%      11.82%
Wilshire 4500 Index**                                             43.72%        4.10%      10.90%
S&P 400 Midcap Index**                                            35.62%        9.21%      15.37%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 7/31/94.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Advisers Fund -
 More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
..  Positive free cash flow
..  High level of insider ownership
..  Favorable earnings growth potential
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles - Mid Cap Growth Segment

The Fund's Mid Cap Growth segment, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:
..  Distinctive products, technologies or services
..  Attractive valuation relative to both competitors and their own operating history
..  Strong management team
..  Competitive barriers to entry within the company's industry
In making investment decisions, Loomis Sayles employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
.. It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

 Loomis Sayles - Small Cap Value Segment

The Fund's Small Cap Value segment, the other segment managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than

--------------------------------------------------------------------------------
                                                                             5
sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:
..  Attractive valuations
..  Positive free cash flow
..  Strong balance sheets
..  Strong fundamental prospects
Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.
In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
.. Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
.. Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

 Mercury


The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:
..  Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
..  Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
 - Above-average growth rates in sales
 - Improvements in profit margins
 - Providing proprietary or niche products and services
 - Strong industry growth
 - A lead in market share
The segment may also invest in the securities of foreign companies, either directly or indirectly through American Depository Receipts, as well as securities convertible into securities of foreign companies.
In making investment decisions, Mercury generally employs the following methods:
.. Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
.. The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
.. Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. Mercury believes sector selection will be a significant contributor to the segment's long-term performance.
.. Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

--------------------------------------------------------------------------------
6

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadvisers: Miller Anderson
             Vaughan Nelson Investment Management, L.P.
                ("Vaughan Nelson")
             Westpeak Global Advisors, L.P. ("Westpeak")

Category: All-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NFGAX   NFGBX   NFGCX


 Investment Goal

The Fund seeks long-term growth of capital.
The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's three segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its three segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.
The Fund may also:
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depository Receipts, securities in emerging markets and related currency hedging transactions.
.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Growth Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income

--------------------------------------------------------------------------------
                                                                             7
  securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The performance results below, prior to November 16, 2001, reflect results achieved by the Fund's predecessor, which retained a different adviser and did not use a multi-segment structure. The Fund also used different investment strategies prior to November 16, 2001. In addition, under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers and investment strategies been in place for all periods shown.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

(total return)+

1998     1999     2000     2001     2002     2003   (up triangle) Highest Quarterly Return: Fourth
------  ------   -------  -------  -------  -------               Quarter 1999, up 50.97%
50.00%  73.21%   -41.30%  -33.59%  -33.45%  38.42%  (down triangle) Lowest Quarterly Return: Fourth
                                                                    Quarter 2000, down 30.76%


+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001.


--------------------------------------------------------------------------------
8

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 3000 Index, a market value-weighted, unmanaged index of the 3,000 largest U.S. companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 3000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                                   Since        Since
                                                                                  Class A   Classes B & C
Average Annual Total Returns+                                                    Inception    Inception
(for the periods ended December 31, 2003)               Past 1 Year Past 5 Years (12/31/97)  (10/29/99)
Class A - Return Before Taxes                             30.37%      -10.13%      -2.12%           --
   Return After Taxes on Distributions*                   30.37%      -11.04%      -2.94%           --
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                              19.74%       -8.60%      -2.07%           --
Class B - Return Before Taxes                             32.37%           --          --      -15.69%
Class C - Return Before Taxes                             35.12%           --          --      -15.46%
Russell 3000 Index**                                      31.06%        0.37%       3.99%       -1.95%


+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001. Until October 29, 1999, the Fund had only one class of shares, which was offered without a sales charge. Returns prior to that date have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses."


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from October 31, 1999 for Classes B and C shares.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             9

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Growth Fund -
 More on Investment Strategies


The Fund's portfolio is divided into three different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.


 Miller Anderson

The Miller Anderson segment of the Fund invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Miller Anderson focuses on companies that demonstrate, in its view, one or more of the following characteristics, although not all of the companies selected will have these characteristics:
..  Strong growth prospects
..  Accelerating returns on invested capital
..  Sustainable competitive advantage
..  Experienced and incentivized management teams
In making investment decisions, Miller Anderson generally employs the following methods:
.. It conducts extensive fundamental bottom-up analysis to evaluate potential candidates for purchase by using financial modeling to evaluate earnings data. In addition, it monitors qualitative measures including a company's competitive position within its industry and its management quality.
.. It also evaluates market valuations.
.. Miller Anderson follows a strict sell discipline, selling stocks when it determines that they no longer meet investment criteria.

 Vaughan Nelson

Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:
..  Established or developing competitive advantage
..  Positive revision trends
..  Growth rates in excess of market growth rates
..  Market capitalizations generally in excess of $1 billion
In selecting investments for its segment, Vaughan Nelson generally employs the following strategy:
.. Screen for companies that appear to be established leaders that are maintaining a competitive advantage and operating in sectors offering growth rates above market averages over the three- to five-year investment horizon.
.. Screen for companies that appear to be developing a sustainable competitive advantage, offering growth rates that are generally 25% above the market average growth rates and exhibit positive revision trends.
.. Vaughan Nelson will target a stock for sale when the original purchase rationale is no longer valid or in the case of a significant price decline.

 Westpeak

Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:
..  Earnings-to-price ratios
..  Earnings growth rates
..  Positive earnings surprises
..  Book-to-price ratios
..  Dividend yields
Westpeak invests in stocks of companies in the Russell 3000 Growth Index, an unmanaged index of companies within the Russell 3000 Index selected for higher price-to-book ratios and higher forecasted growth values. This universe of stocks represents small, medium and large capitalization companies.
Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."
The fundamental and expectation ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Value Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Vaughan Nelson Investment Management, L.P.
                ("Vaughan Nelson")
             Westpeak Global Advisors, L.P. ("Westpeak")

Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFVX   NEVBX   NECVX

 Investment Goal

The Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

 Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.
Under normal market conditions, the Fund invests substantially all of its assets in equity securities. The Fund invests primarily in the common stocks of mid- and large-capitalization companies of various industries. The companies in which the Fund invests are value-oriented according to one or more of the following measures: price-to-earnings ratio, return on equity, dividend yield, price-to-book value ratio or price-to-sales ratio.
The Fund may also:
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depository Receipts, securities in emerging markets and related currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Value Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
                                                                             11

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund assumed a multi-manager structure on February 28, 2000. The performance results shown below reflect results achieved by the previous sole subadviser for periods prior to February 28, 2000. Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]
                                                                                (up triangle) Highest Quarterly
 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003                 Return: Second Quarter
------  ------  ------  ------  ------  ------  ------  ------  ------  ------                2003, up 19.43%
-1.39%  32.32%  26.31%  20.95%   7.07%  -6.92%   2.03%   1.32%  -19.48% 31.61%  (down triangle) Lowest Quarterly
                                                                                                Return: Third Quarter
                                                                                                2002, down 18.55%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index selected for their lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                                               Since Class C
Average Annual Total Returns                                                                     Inception
(for the periods ended December 31, 2003)               Past 1 Year Past 5 Years Past 10 Years  (12/30/94)
Class A - Return Before Taxes                             24.01%       -0.79%        7.45%            --
   Return After Taxes on Distributions*                   24.01%       -1.53%        5.43%            --
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                              15.61%       -0.91%        5.50%            --
Class B - Return Before Taxes                             25.52%       -0.71%        7.28%            --
Class C - Return Before Taxes                             28.19%       -0.60%           --         8.24%
Russell 1000 Value Index**                                30.03%        3.56%       11.88%        13.53%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from December 31, 1994 for Class C shares.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
12

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Value Fund -
 More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of mid- and large- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:
..  Positive free cash flow
..  High level of insider ownership
..  Favorable earnings growth potential
In making investment decisions for constructing a concentrated portfolio, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles

Loomis Sayles uses fundamental research in a value-oriented selection process to seek companies with the following characteristics:
..  Low price-to-earnings ratios based on earnings estimates
..  Competitive return on equity
..  Competitive current and estimated dividend yield
..  Favorable earnings prospects
In selecting investments for its Fund segment, Loomis Sayles employs the following strategy:
.. Loomis Sayles starts with a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion.
.. Stocks are then ranked using the Loomis Sayles' proprietary valuation model based on low price-to-earnings ratios, earnings estimate revisions and quality.
.. Stocks are selected based on fundamental research focusing on those that are ranked favorably in the valuation model.
.. Its segment's portfolio is constructed by choosing approximately 50 to 70 stocks that Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.
.. The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.
.. Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

 Vaughan Nelson

In managing its segment of the Fund, Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have each of these attributes:
..  Strong balance sheets
..  Growing cash flows
..  Reasonable valuations based upon discounted cash flow models
..  Stable and proven management teams
In selecting investments for its segment of the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

--------------------------------------------------------------------------------
                                                                             13

.. Vaughan Nelson starts with an investment universe of 5,000 securities.
  Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations within the capitalization range of the Russell 1000 Value Index.
.. Use fundamental analysis to construct a portfolio of 45-75 securities consisting of quality companies in the opinion of Vaughan Nelson.
.. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

 Westpeak

In managing its segment of the Fund, Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:
..  Earnings-to-price ratios
..  Earnings growth rates
..  Positive earnings surprises
..  Book-to-price ratios
..  Dividend yields
Westpeak invests in stocks of companies in the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. This universe of stocks represents small, medium and large capitalization companies.
Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."
The fundamental and expectation ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Fund Fees & Expenses


The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                 Class A Class B Class C
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)(2)                                      5.75%   None    None
Maximum deferred sales charge (load) (as a percentage of original purchase price
   or redemption proceeds, as applicable)(2)                                        (3)   5.00%   1.00%
Redemption fees                                                                   None*   None*   None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

*Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


 Annual Fund Operating Expenses



(expenses that are deducted from Fund assets, as a percentage of average daily net assets)



                                         CDC Nvest Star Advisers Fund CDC Nvest Star Growth Fund**
                                         Class A   Class B   Class C  Class A   Class B   Class C
Management fees                           1.05%     1.05%     1.05%    1.00%     1.00%     1.00%
Distribution and/or service (12b-1) fees  0.25%     1.00%*    1.00%*   0.25%     1.00%*    1.00%*
Other expenses                            0.69%     0.69%     0.69%    1.43%     1.43%     1.43%
Total annual fund operating expenses      1.99%     2.74%     2.74%    2.68%     3.43%     3.43%
Fee Waiver and/or Expense Reimbursement   0.00%     0.00%     0.00%    1.18%     1.18%     1.18%
Net Expenses                              1.99%     2.74%     2.74%    1.50%     2.25%     2.25%



                                         CDC Nvest Star Value Fund
                                         Class A   Class B Class C
Management fees                           0.75%     0.75%   0.75%
Distribution and/or service (12b-1) fees  0.25%     1.00%*  1.00%*
Other expenses                            0.81%     0.81%   0.81%
Total annual fund operating expenses      1.81%     2.56%   2.56%


* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.


** CDC IXIS Advisers has given a binding undertaking to the CDC Nvest Star
   Growth Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares. This undertaking is in effect through April 30, 2005 and will be reevaluated on an annual basis. The advisory agreement between CDC IXIS Advisers and CDC Nvest Funds Trust I on behalf of the CDC Nvest Star Growth Fund sets forth a management fee rate of 1.00%. CDC IXIS Advisers, however, has agreed to waive a portion of its fee so that the effective management fee is 0.90% through April 30, 2005.


--------------------------------------------------------------------------------
                                                                             15

Fund Fees & Expenses


 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


              CDC Nvest Star Advisers Fund         CDC Nvest Star Growth Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  765  $  777 $  277 $  377 $  277 $  719  $  728 $  228 $  328 $  228
3 years    $1,164  $1,150 $  850 $  850 $  850 $1,254  $1,244 $  944 $  944 $  944
5 years    $1,586  $1,650 $1,450 $1,450 $1,450 $1,814  $1,883 $1,683 $1,683 $1,683
10 years** $2,759  $2,891 $2,891 $3,070 $3,070 $3,332  $3,463 $3,463 $3,633 $3,633


                CDC Nvest Star Value Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  748  $  759 $  259 $  359 $  259
3 years    $1,112  $1,096 $  796 $  796 $  796
5 years    $1,499  $1,560 $1,360 $1,360 $1,360
10 years** $2,579  $2,712 $2,712 $2,895 $2,895


(1) Assumes redemption at end of period.


(2) Assumes no redemption at end of period.


* The example is based on the Net Expenses for the 1-year period for CDC Nvest Star Growth Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.


** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.


--------------------------------------------------------------------------------
16

                                    [GRAPHIC]

                                    [GRAPHIC]



More About Risk


  The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds except Star Value Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds except Star Value Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds except Star Value Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Star Value Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


Prepayment Risk (All Funds except Star Value Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (All Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Funds' Investment Adviser and Subadvisers


The CDC Nvest Funds family (as defined below) currently includes 22 mutual funds. The CDC Nvest Funds family had combined assets of $4.7 billion as of December 31, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Star Funds (the "Funds" and each a "Fund"), which along with CDC Nvest Equity Funds, CDC Nvest Income Funds, CDC Nvest Tax Free Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and CDC Nvest Cash Management Trust--Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."


 Adviser


CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Asset Management North America is ultimately owned by three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"), the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a leading French life insurance company. CDC IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms, that collectively had $148 billion in assets under management at December 31, 2003. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.



The combined advisory and subadvisory fees paid by each Fund during the fiscal year ended December 31, 2003, as a percentage of each Fund's average daily net assets, were 1.05% for the CDC Nvest Star Advisers Fund, 0.81% (after waiver or reimbursement) for the CDC Nvest Star Growth Fund and 0.75% for the CDC Nvest Star Value Fund.


 Subadvisers


Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the CDC Nvest Star Advisers and CDC Nvest Star Value Funds. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $46.2 billion in assets as of December 31, 2003, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.



Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the CDC Nvest Star Advisers and CDC Nvest Star Value Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $53.7 billion in assets under management as of December 31, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.



Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the CDC Nvest Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch Investment Managers, managed approximately $500 billion in assets as of December 31, 2003. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.



Miller Anderson, located at 1221 Avenue of the Americas, New York, New York 10020, serves as a subadviser to a segment of the CDC Nvest Star Growth Fund. "Miller Anderson" is a name under which Morgan Stanley Investment Management Inc. ("MSIM Inc.") does business in certain instances (including its role as subadviser to the CDC Nvest Star Growth Fund). MSIM Inc. and its affiliates conduct a worldwide portfolio management business and provide a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley, the parent of MSIM, Inc., is a global financial services firm that maintains market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of December 31, 2003, MSIM, Inc., together with its affiliated asset management companies, had approximately $421 billion in assets under management.


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18

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Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002,
serves as subadviser to segments of the CDC Nvest Star Growth and CDC Nvest
Star Value Funds. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2003, Vaughan Nelson had $3.4 billion in assets under management.



Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to a segment of the CDC Nvest Star Growth and CDC Nvest Star Value Funds. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing each Fund's portfolio. Members of the portfolio management team that manages Westpeak's segments of the CDC Nvest Star Growth and CDC Nvest Star Value Funds include: Robert Franz, Westpeak's Chief Investment Officer and Thomas Anichini, Vice President of Westpeak. Founded in 1991, Westpeak had approximately $3.3 billion in assets under management as of December 31, 2003.


 Subadvisory Agreements


The CDC Nvest Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or such firms. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, each Fund may invest any of its daily cash balances in shares of investment companies that are advised by CDC IXIS Advisers or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by CDC IXIS Advisers or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by CDC IXIS Advisers or an affiliate.

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                                                                             19

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Management Team
Meet the Funds' Portfolio Managers

 CDC Nvest Star Advisers Fund

Harris Associates


Kevin G. Grant



Kevin G. Grant has co-managed the Harris Associates segment of the CDC Nvest Star Advisers Fund since January 2001. He also serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.



Edward S. Loeb



Edward S. Loeb has co-managed the Harris Associates segment of the CDC Nvest Star Advisers Fund since October 2000. He also co-manages the Harris Associates Large Cap Value Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.



Loomis Sayles



Christopher R. Ely



Christopher R. Ely has co-managed the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 24 years of investment management experience.



Philip C. Fine



Philip C. Fine has co-managed the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 15 years of investment management experience.



Joseph R. Gatz



Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.



David L. Smith



David L. Smith has co-managed the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 19 years of investment management experience.



Daniel G. Thelen



Daniel G. Thelen has co-managed the Loomis Sayles segment of CDC Nvest Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.



Mercury Advisors



Thomas Burke



Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the CDC Nvest Star Advisers Fund since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment management experience.



Lawrence R. Fuller



Lawrence R. Fuller has led the management team for the Mercury segment of the CDC Nvest Star Advisers Fund since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr. Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 35 years of investment management experience.



Michael Oberdorf



Michael Oberdorf has served as Fund Analyst for the Mercury segment of the CDC Nvest Star Advisers Fund since May 2004. Mr. Oberdorf, Assistant Vice President of


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20

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Mercury, joined the firm in 2000. He received his bachelor's degree from
Georgetown University and has over two years of investment industry experience.



Karen Uzzolino



Karen Uzzolino has served as Fund Analyst for the Mercury segment of the CDC Nvest Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 11 years of investment management experience.



 CDC Nvest Star Growth Fund



Miller Anderson



Miller Anderson's segment of the CDC Nvest Star Growth Fund is managed by its Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch, Managing Director and David Cohen, Executive Director.



Vaughan Nelson



Margaret M. Buescher



Margaret M. Buescher has served as co-manager of the Vaughan Nelson segment of the CDC Nvest Star Growth Fund since February 2004. Ms. Buescher, Senior Portfolio Manager of Vaughan Nelson, joined the company in 1994. She received a B.A. from Vanderbilt University. Ms. Buescher holds the designation of Chartered Financial Analyst and has over 28 years of investment experience.



Curt E. Rohrman



Curt E. Rohrman has co-managed the Vaughan Nelson segment of the CDC Nvest Star Growth Fund since November 2002. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.



Westpeak



Thomas M. Anichini



Thomas M. Anichini is a member of the portfolio team that manages Westpeak's segment of the CDC Nvest Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value Fund and the Westpeak Capital Growth Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.



Robert A. Franz



Robert A. Franz is a member of the portfolio team which manages the Westpeak segment of the CDC Nvest Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value Fund and the Westpeak Capital Growth Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 19 years of investment experience.



 CDC Nvest Star Value Fund



Harris Associates



Floyd J. Bellman



Floyd J. Bellman has assisted in managing the Harris Associates segment of the CDC Nvest Star Value Fund since February 2000. He also manages the Harris Associates Focused Value Fund. Mr. Bellman, Vice President of the Investment Advisory Department, joined the firm in 1995. He received a B.B.A. in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.



Robert M. Levy



Robert M. Levy has co-managed the Harris Associates segment of the CDC Nvest Star Value Fund since February 2000. He also manages the Harris Associates Large Cap Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 27 years of investment experience.



Loomis Sayles



Jeffrey W. Wardlow



Jeffrey W. Wardlow served as co-manager of the Loomis Sayles segment of the CDC Nvest Star Value Fund from August 1998 until May 2000 and as sole portfolio


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                                                                             21

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers (continued)


manager thereafter. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 11 years ago. He received both his B.B.A. and his M.B.A. from Michigan State University. Mr. Wardlow holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.



Vaughan Nelson



Mark J. Roach



Mark J. Roach has co-managed the Vaughan Nelson segment of the CDC Nvest Star Value Fund since November 2002. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining the Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, an Equity Analyst with Fifth Third Bank from 1999 to 2001 and a Senior Analyst with The Applied Finance Group, Ltd. from 1998 to 1999. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A from the University of Chicago. He has over 12 years of investment management experience.



Chris Wallis



Chris Wallis has co-managed the CDC Nvest Star Value Fund since February 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Prior to joining Vaughan Nelson he was an Associate at Simmons & Company International from 1998 to 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and has over 12 years of investment/financial analysis and accounting experience.



Westpeak



Thomas M. Anichini



Thomas M. Anichini is a member of the portfolio team that manages Westpeak's segment of the CDC Nvest Star Value Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the Westpeak Capital Growth Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.



Robert A. Franz



Robert A. Franz is a member of the portfolio team that manages the Westpeak segment of the CDC Nvest Star Value Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the Westpeak Capital Growth Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 19 years of investment experience.


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22

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Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.


.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within one year of purchase.


 Class B Shares


.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.


.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section entitled "How Sales Charges Are Calculated."



.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.



.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemption if you redeem Class A shares within one year of purchase.

 Class C Shares


.. You pay higher annual expenses than Class A shares.



.. You may pay a charge on redemptions if you sell your shares within one year of purchase.



.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.



.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within one year of purchase.


 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares


The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount. See the next section entitled "Ways to Reduce or Eliminate Sales Charges." Additional information concerning sales load breakpoints is available from a financial intermediary, by visiting www.cdcnvestfunds.com or in the Funds' statement of additional information ("SAI"). To qualify, it is your responsibility to provide the required documentation. For more information, contact the Funds at 800-225-5478.


                          Class A Sales Charges
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $ 50,000        5.75%           6.10%
$   50,000 - $ 99,999     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase.
 Class B Shares


The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3rd and 4th years, which have the same
CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:


  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

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24

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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                                    [GRAPHIC]



Fund Services
Ways to Reduce or Eliminate Sales Charges

 Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:
.. Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
  Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds and classes for purposes of calculating your sales charge.



   Individual Accounts: You may elect to combine your purchase(s) and the current value of your account with the current value of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.



   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine purchases under certain retirement plans with the current value of accounts of other qualified participants in the same retirement plan.



   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Please refer to the SAI for more detailed information on combining accounts.


These privileges do not apply to the SIMPLE IRAs, or to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

 Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least 100 eligible employees
  (one-year CDSC may apply);
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

 Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:
.. to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);
.. to make payments through a systematic withdrawal plan; or .. due to shareholder death or disability.


If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check SAI for details.


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26

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                Minimum to Open an
                                                                  Account Using
                                                 Minimum to     Investment Builder     Minimum for
Type of Account                                Open an Account or Payroll Deduction Existing Accounts
Any account other than those listed below          $2,500              $25                $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform
   Transfers to Minors Act ("UTMA")                $2,500              $25                $100
Individual Retirement Accounts ("IRAs")              $500              $25                $100
Coverdell Education Savings Accounts                 $500              $25                $100
Retirement plans with tax benefits such as
   corporate pension, profit sharing and
   Keogh plans                                       $250              $25                $100
Payroll Deduction Investment Programs for
   SARSEP*, SEP, SIMPLE IRA, 403(b)(7)
   and certain other retirement plans                 $25              N/A                 $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1

                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com


You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 or visit
 [GRAPHIC]             your investment dealer or CDC Nvest            www.cdcnvestfunds.com to request an
                       Funds at 800-225-5478.                         exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to      . Visit www.cdcnvestfunds.com to add
                       obtain an account number and wire              shares to your account by wire.
 [GRAPHIC]             transfer instructions. Your bank may         . Instruct your bank to transfer funds to
                       charge you for such a transfer.                State Street Bank & Trust Company, ABA
                                                                      #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is  . Call CDC Nvest Funds at 800-225-5478 or
                       a member of the ACH system.                    visit www.cdcnvestfunds.com to add
 [GRAPHIC]           . Complete the "Bank Information" section        shares to your account through ACH.
                       on your account application.                 . If you have not signed up for the ACH
                     . Mail your completed application to CDC         system, please call CDC Nvest Funds or
                       Nvest Funds, P.O. Box 219579, Kansas           visit www.cdcnvestfunds.com for a Service
                       City, MO 64121-9579.                           Options Form.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you        . Please call CDC Nvest Funds at 800-225-
                       would like to begin an automatic               5478 or visit www.cdcnvestfunds.com for
 [GRAPHIC]             investment plan through Investment             a Service Options Form. A signature
                       Builder and the amount of the monthly          guarantee may be required to add this
                       investment ($25 minimum).                      privilege.
                     . Include a check marked "Void" or a           . See the section entitled "Additional
                       deposit slip from your bank account.           Investor Services."
 Automatic Investing Through Payroll Deduction
                     . Call CDC Nvest Funds at 800-225-5478 or      . Call CDC Nvest Funds at 800-225-5478 or
                       visit www.cdcnvestfunds.com for a Payroll      visit www.cdcnvestfunds.com for a Payroll
 [GRAPHIC]             Deduction Authorization Form.                  Deduction Authorization Form.
                     . Indicate on your application that you        . See the section entitled "Additional
                       would like to begin Payroll Deduction and      Investor Services."
                       include the Payroll Deduction
                       Authorization Form.

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28

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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                                                                             29

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing


If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. The Funds will only accept signature guarantees bearing the STAMP2000 Medallion imprint. A signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.


 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except CDC    . Signature guarantee, if applicable (see above).
 Nvest Funds
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Copy of the death certificate.
 are deceased         . Signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of         . The request must include the signatures of all those authorized to sign,
 estates,               including capacity.
 administrators,      . A signature guarantee.
 guardians,           . Certified copy of court document where signer derives authority, e.g., Letters
 conservators           of Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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30

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                                    [GRAPHIC]



Fund Services
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund or series of Loomis Sayles Funds that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.
Restrictions on Buying, Selling and Exchanging Shares

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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                                                                             31

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored.
It is recommended that certificates be sent by registered mail.

 Small Account Policy

Each Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

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32

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

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                                                                             33

                                    [GRAPHIC]



Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning on or before December 31, 2008.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes in any Fund that invests 50% or less of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

--------------------------------------------------------------------------------
34

                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including CDC Nvest Star Advisers Fund) would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.



The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.


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                                                                             35

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                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Payroll Deduction Program
Payroll Deduction enables you to invest after-tax dollars directly from your paycheck into CDC Nvest Funds (current tax year is assumed). Once you've invested an initial $25 to open an account in each of your desired funds, you may invest as little as $25 per fund per pay period. It is important that you first check to ensure that your employer can accommodate this service. To enroll in the Payroll Deduction Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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36

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                                                                             37

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                                    [GRAPHIC]




Financial Performance



The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.



           Income (loss) from investment operations:                       Less distributions:
           ----------------------------------------  --------------------------------------------------------------

           Net asset
             value,        Net        Net realized                Dividends    Distributions
           beginning    investment   and unrealized  Total from      from        from net
               of         income     gain (loss) on  investment net investment   realized    Return of     Total
           the period   (loss)(d)     investments    operations     income     capital gains  capital  distributions
           ----------   ----------   --------------  ---------- -------------- ------------- --------- -------------

STAR ADVISERS FUND
Class A
12/31/2003   $12.43       $(0.13)        $ 4.31        $ 4.18        $--          $   --        $--       $   --
12/31/2002    15.90        (0.11)         (3.36)        (3.47)        --              --         --           --
12/31/2001    17.55        (0.05)         (1.59)        (1.64)        --           (0.01)        --        (0.01)
12/31/2000    24.50        (0.06)         (3.87)        (3.93)        --           (3.02)        --        (3.02)
12/31/1999    20.02        (0.12)          8.91          8.79         --           (4.31)        --        (4.31)

Class B
12/31/2003    11.35        (0.22)          3.93          3.71         --              --         --           --
12/31/2002    14.64        (0.20)         (3.09)        (3.29)        --              --         --           --
12/31/2001    16.29        (0.16)         (1.48)        (1.64)        --           (0.01)        --        (0.01)
12/31/2000    23.14        (0.22)         (3.61)        (3.83)        --           (3.02)        --        (3.02)
12/31/1999    19.23        (0.27)          8.49          8.22         --           (4.31)        --        (4.31)

Class C
12/31/2003    11.37        (0.22)          3.93          3.71         --              --         --           --
12/31/2002    14.66        (0.20)         (3.09)        (3.29)        --              --         --           --
12/31/2001    16.30        (0.16)         (1.47)        (1.63)        --           (0.01)        --        (0.01)
12/31/2000    23.16        (0.22)         (3.62)        (3.84)        --           (3.02)        --        (3.02)
12/31/1999    19.25        (0.27)          8.49          8.22         --           (4.31)        --        (4.31)





(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are annualized.


(b)Computed on an annualized basis for periods less than one year.


(c)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


(d)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


--------------------------------------------------------------------------------
38

                                   Ratios to average net assets:
                               ------------------------------------

 Net asset         Net assets,          Expenses after      Net
   value,   Total    end of                expense      investment   Portfolio
   end of   return the period  Expenses   reductions      income     turnover
 the period (%)(a)   (000's)    (%)(b)     (%)(b,c)    (loss) (%)(b) rate (%)
 ---------- ------ ----------- -------- -------------- ------------- ---------

   $16.61    33.6   $354,755     1.99        1.98          (0.94)       102
    12.43   (21.8)   269,180     1.89        1.87          (0.75)        95
    15.90    (9.4)   389,405     1.83        1.82          (0.31)       183
    17.55   (17.0)   525,479     1.62        1.60          (0.25)       524
    24.50    46.4    619,184     1.62        1.62          (0.54)       186

    15.06    32.7    272,533     2.74        2.73          (1.69)       102
    11.35   (22.5)   282,361     2.64        2.62          (1.50)        95
    14.64   (10.1)   491,614     2.58        2.57          (1.06)       183
    16.29   (17.6)   649,107     2.37        2.35          (1.00)       524
    23.14    45.4    742,908     2.37        2.37          (1.29)       186

    15.08    32.6     60,783     2.74        2.73          (1.69)       102
    11.37   (22.4)    54,291     2.64        2.62          (1.50)        95
    14.66   (10.0)    87,245     2.58        2.57          (1.06)       183
    16.30   (17.6)   118,921     2.37        2.35          (1.00)       524
    23.16    45.3    139,710     2.37        2.37          (1.29)       186





--------------------------------------------------------------------------------
                                                                             39

                  Income (loss) from investment operations:                       Less distributions:
                  --------------------------------------    --------------------------------------------------------------

                  Net asset
                    value,        Net        Net realized                Dividends    Distributions
                  beginning    investment   and unrealized  Total from      from        from net
                      of         income     gain (loss) on  investment net investment   realized    Return of     Total
                  the period   (loss) (d)    investments    operations     income     capital gains  capital  distributions
                  ----------   ----------   --------------  ---------- -------------- ------------- --------- -------------

STAR GROWTH FUND*
-----------------
Class A
12/31/2003          $ 5.83       $(0.05)       $  2.29       $  2.24        $--          $   --        $--       $   --
12/31/2002            8.76        (0.07)         (2.86)        (2.93)        --              --         --           --
12/31/2001            7.21        (0.02)          1.57          1.55         --              --         --           --
09/30/2001           19.05        (0.05)        (11.79)       (11.84)        --              --         --           --
09/30/2000           17.21        (0.14)          4.35(e)       4.21         --           (2.37)        --        (2.37)
09/30/1999           10.71        (0.18)          6.68          6.50         --              --         --           --

Class B
12/31/2003            5.70        (0.10)          2.23          2.13         --              --         --           --
12/31/2002            8.62        (0.12)         (2.80)        (2.92)        --              --         --           --
12/31/2001            7.12        (0.03)          1.53          1.50         --              --         --           --
09/30/2001           18.92        (0.13)        (11.67)       (11.80)        --              --         --           --
09/30/2000(f)        15.64        (0.24)          3.52(e)       3.28         --              --         --           --

Class C
12/31/2003          $ 5.70       $(0.10)       $  2.24       $  2.14        $--          $   --        $--       $   --
12/31/2002            8.63        (0.12)         (2.81)        (2.93)        --              --         --           --
12/31/2001            7.12        (0.03)          1.54          1.51         --              --         --           --
09/30/2001           18.93        (0.13)        (11.68)       (11.81)        --              --         --           --
09/30/2000(f)        15.64        (0.25)          3.54(e)       3.29         --              --         --           --



* The financial information for the periods through November 16, 2001 reflect the financial information for Kobrick Capital Fund's Class C shares which were reorganized into Star Growth Fund Class C shares as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and two of the current investment managers from July 1 to November 16, 2001. Kobrick Capital Fund had a September 30 fiscal year end.


(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are annualized.


(b)Computed on an annualized basis for periods less than one year.


(c)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


(d)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


(e)Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) from investments due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.


(f)Class C commenced operations October 29, 1999.


--------------------------------------------------------------------------------
40

                                       Ratios to average net assets:
                                  --------------------------------------

Net asset             Net assets,           Expenses after      Net
  value,     Total      end of                 expense       investment   Portfolio
  end of    return    the period  Expenses    reductions       income     turnover
the period  (%) (a)     (000's)   (%) (b)     (%) (b,c)    (loss) (%) (b) rate (%)
---------- -------    ----------- --------  -------------- -------------- ---------

  $8.07      38.4(g)   $ 29,827     1.50(h)      1.43(h)       (0.81)         182
   5.83     (33.5)(g)    25,326     1.50(h)      1.49(h)       (0.95)         138
   8.76      21.5(g)     60,684     1.50(h)      1.50(h)       (0.90)          80
   7.21     (62.2)(g)    34,736     1.50(h)      1.47(h)       (0.44)       1,371
  19.05      28.0(g)    193,897     1.51(h)      1.48(h)       (0.67)       1,320
  17.21      60.7(g)    102,879     1.75(h)      1.75(h)       (1.09)         778

   7.83      37.4(g)     30,795     2.25(h)      2.18(h)       (1.56)         182
   5.70     (33.9)(g)    24,841     2.25(h)      2.24(h)       (1.70)         138
   8.62      21.1(g)     47,106     2.25(h)      2.25(h)       (1.66)          80
   7.12     (62.4)(g)    27,248     2.25(h)      2.22(h)       (1.19)       1,371
  18.92      21.0(g)     89,645     2.25(h)      2.21(h)       (1.29)       1,320

  $7.84      37.5(g)   $  3,974     2.25(h)      2.18(h)       (1.56)         182
   5.70     (34.0)(g)     3,418     2.25(h)      2.24(h)       (1.70)         138
   8.63      21.2(g)      7,002     2.25(h)      2.25(h)       (1.66)          80
   7.12     (62.4)(g)     4,162     2.25(h)      2.22(h)       (1.19)       1,371
  18.93      21.0(g)     16,247     2.25(h)      2.21(h)       (1.32)       1,320




(g)Had certain expenses not been reduced during the period total return would have been lower.


(h)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.


--------------------------------------------------------------------------------
                                                                             41

                Income (loss) from investment operations:                           Less distributions:
                ---------------------------------------              ------------------------------------------------

                Net asset
                  value,       Net         Net realized              Dividends   Distributions
                beginning   investment    and unrealized  Total from  from net     from net
                    of        income      gain (loss) on  investment investment    realized    Return of     Total
                the period    (loss)       investments    operations   income    capital gains  capital  distributions
                ----------  ----------    --------------  ---------- ----------  ------------- --------- -------------

STAR VALUE FUND
---------------

Class A
12/31/2003        $6.20       $(0.01)(c)      $ 1.97        $ 1.96     $   --       $   --        $--       $   --
12/31/2002         7.70        (0.01)(c)       (1.49)        (1.50)        --           --         --           --
12/31/2001         7.60        (0.02)(c)        0.12          0.10         --           --         --           --
12/31/2000         7.45         0.01            0.14          0.15       0.00(d)        --         --           --
12/31/1999         9.68         0.03           (0.71)        (0.68)     (0.02)       (1.53)        --        (1.55)

Class B
12/31/2003         5.80        (0.06)(c)        1.83          1.77         --           --         --           --
12/31/2002         7.26        (0.06)(c)       (1.40)        (1.46)        --           --         --           --
12/31/2001         7.22        (0.07)(c)        0.11          0.04         --           --         --           --
12/31/2000         7.13        (0.04)           0.13          0.09       0.00(d)        --         --           --
12/31/1999         9.38        (0.04)          (0.68)        (0.72)        --        (1.53)        --        (1.53)

Class C
12/31/2003         5.80        (0.06)(c)        1.83          1.77         --           --         --           --
12/31/2002         7.26        (0.06)(c)       (1.40)        (1.46)        --           --         --           --
12/31/2001         7.22        (0.07)(c)        0.11          0.04         --           --         --           --
12/31/2000         7.14        (0.05)           0.13          0.08       0.00(d)        --         --           --
12/31/1999         9.39        (0.04)          (0.68)        (0.72)        --        (1.53)        --        (1.53)





(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.


(b)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


(d)Amount rounds to less than $0.01 per share.


--------------------------------------------------------------------------------
42

                                   Ratios to average net assets:
                                 ---------------------------------

  Net asset          Net assets,          Expenses after    Net
    value,    Total    end of                expense     investment Portfolio
    end of   return  the period  Expenses   reductions     income   turnover
  the period (%) (a)   (000's)     (%)       (%) (b)     (loss) (%) rate (%)
  ---------- ------- ----------- -------- -------------- ---------- ---------


    $8.16      31.6   $110,228     1.81        1.76        (0.15)       75
     6.20     (19.5)    99,894     1.68        1.63        (0.21)       67
     7.70       1.3    137,855     1.64        1.61        (0.28)       77
     7.60       2.0    154,179     1.62        1.59         0.10       129
     7.45      (6.9)   216,740     1.33        1.33         0.32        70

     7.57      30.5     30,029     2.56        2.51        (0.90)       75
     5.80     (20.1)    27,808     2.43        2.38        (0.96)       67
     7.26       0.6     44,325     2.39        2.36        (1.03)       77
     7.22       1.3     45,364     2.37        2.34        (0.65)      129
     7.13      (7.6)    59,497     2.08        2.08        (0.43)       70

     7.57      30.5      2,134     2.56        2.51        (0.90)       75
     5.80     (20.1)     2,047     2.43        2.38        (0.96)       67
     7.26       0.6      2,833     2.39        2.36        (1.03)       77
     7.22       1.1      2,496     2.40        2.37        (0.68)      129
     7.14      (7.6)     3,398     2.08        2.08        (0.43)       70


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                                                                             43

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

--------------------------------------------------------------------------------
44

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             45

                                    [GRAPHIC]




If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
                                     02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225- 5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC
                              at 1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P.,

                  (Investment Company Act File No. 811-4323)
  Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA
                       02116 or call us at 800-225-5478.

--------------------------------------------------------------------------------

            The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



  We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.



                          Types of Information Gathered

 We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                           How we Use the Information

   We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customer' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
  (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.


           Policies and Practices to Protect Confidential Information

   Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and
                           access control mechanisms.


(1) For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P, Loomis,Sayles & Company, L.P. and all of their successors.
(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.









                                                                      XR51-0504

                          [LOGO] CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors


WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 20

Management Team.......... Page 25

Fund Services............ Page 30

Financial Performance.... Page 46


  CDC Nvest Equity Funds
[LOGO] AEW

[LOGO] Capital Growth
Management

[LOGO] HANSBERGER

[LOGO] HARRIS ASSOCIATES L.P.
Advisor to The Oakmark Family of Funds

[LOGO] VAUGHAN NELSON
INVESTMENT MANAGEMENT

[LOGO] WESTPEAK
AEW Real Estate Fund
(formerly CDC Nvest AEW Real Estate Fund)
CGM Advisor Targeted Equity Fund
(formerly CDC Nvest Targeted Equity Fund)
Hansberger International Fund
(formerly CDC Nvest Star International Fund)
Harris Associates Focused Value Fund
(formerly CDC Nvest Select Fund)
Harris Associates Large Cap Value Fund
(formerly Harris Associates Growth and Income Fund)
Vaughan Nelson Small Cap Value Fund
(formerly CDC Nvest Star Small Cap Fund)
Westpeak Capital Growth Fund
(formerly CDC Nvest Capital Growth Fund)
                                                                     Prospectus
                                                                    May 1, 2004

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579, Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents



Goals, Strategies & Risks
AEW Real Estate Fund..................................2
CGM Advisor Targeted Equity Fund......................5
Hansberger International Fund.........................8
Harris Associates Focused Value Fund.................11
Harris Associates Large Cap Value Fund...............13
Vaughan Nelson Small Cap Value Fund..................15
Westpeak Capital Growth Fund.........................18
Fund Fees & Expenses
Fund Fees & Expenses.................................20
More About Risk
More About Risk......................................23
Management Team
Meet the Funds' Investment Advisers and Subadvisers..25
Meet the Funds' Portfolio Managers...................27
Subadviser Past Performance Information..............29
Fund Services
Investing in the Funds...............................30
How Sales Charges Are Calculated.....................31
Ways to Reduce or Eliminate Sales Charges............33
It's Easy to Open an Account.........................34
Buying Shares........................................35
Selling Shares.......................................36
Selling Shares in Writing............................37
Exchanging Shares....................................38
Restrictions on Buying, Selling and Exchanging Shares38
How Fund Shares Are Priced...........................40
Dividends and Distributions..........................42
Tax Consequences.....................................42
Compensation to Securities Dealers...................44
Additional Investor Services.........................45
Financial Performance
Financial Performance................................46
Glossary Of Terms
Glossary of Terms....................................54

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
AEW Real Estate Fund

Adviser:  AEW Management and Advisors, L.P. ("AEW")
Manager:  Matthew A. Troxell
Category: Mid-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NRFAX   NRFBX   NRCFX

 Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real-estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real-estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
.. Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.
.. Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
.. Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
.. Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.
The Fund may also:
.. Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: Securities of real-estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.
Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real

--------------------------------------------------------------------------------
2
  estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]
                                                   (up triangle) Highest Quarterly Return: Second
                 (total return)                                  Quarter 2003, up 12.32%
                                                   (down triangle) Lowest Quarterly Return: Third
             2001     2002     2003                                Quarter 2002, down 8.73%
            ------   ------   ------
            12.99%   3.45%    36.04%               The Fund's Class A shares total return
                                                   year-to-date as of March 31, 2004 was 12.17%.


--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                            Since Fund
Average Annual Total Returns                                                Inception
(for the periods ended December 31, 2003)                       Past 1 Year (12/29/00)
Class A - Return Before Taxes                                     28.21%      14.39%
   Return After Taxes on Distributions*                           26.32%      12.62%
   Return After Taxes on Distributions & Sales of Fund Shares*    18.63%      11.32%
Class B - Returns Before Taxes                                    29.84%      15.02%
Class C - Returns Before Taxes                                    32.78%      15.47%
Morgan Stanley REIT Index**                                       36.74%      16.95%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/00.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
CGM Advisor Targeted Equity Fund

Adviser:  Capital Growth Management Limited
             Partnership ("CGM")
Manager:  G. Kenneth Heebner
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFGX   NEBGX   NEGCX

 Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.
In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  well-established, with records of above-average growth
..  promise of maintaining their leadership positions in their industries
..  likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
.. It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
.. CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
.. CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
.. CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
.. Invest a significant portion of its assets in a single industry sector.
.. Invest in foreign securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

--------------------------------------------------------------------------------
                                                                             5

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]


(total return)

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003  (up triangle) Highest Quarterly Return: Fourth
------  ------  ------  ------  ------  ------  ------  ------  ------  ------               Quarter 1998, up 28.51%
-7.05%  38.10%  20.88%  23.54%  33.40%  15.18%  -4.55% -16.20% -28.81%  42.81% (down triangle) Lowest Quarterly Return: Third
                                                                                               Quarter 2001, down 19.52%


--------------------------------------------------------------------------------
6

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                 Since Class B Since Class C
Average Annual Total Returns                                                       Inception     Inception
(for the periods ended December 31, 2003) Past 1 Year Past 5 Years Past 10 Years   (2/28/97)     (9/1/98)
Class A - Return Before Taxes               34.58%       -2.46%        8.48%            --            --
   Return After Taxes on Distributions*     34.58%       -4.11%        4.97%            --            --
   Return After Taxes on Distributions &
     Sales of Fund Shares*                  22.47%       -2.80%        5.42%            --            --
Class B - Returns Before Taxes              36.48%       -2.34%           --         4.66%            --
Class C - Returns Before Taxes              39.42%       -2.24%           --            --         1.65%
S&P 500 Index**                             28.68%       -0.57%       11.07%         6.69%         3.18%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class C shares.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger International Fund


Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")
Managers:   Growth Segment: Barry A. Lockhart, Patrick
               H. Tan, Thomas R.H. Tibbles
            Value Segment: Ronald Holt, Robert
               Mazuelos, Lauretta Reeves

Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFDX   NEDBX   NEDCX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
Subject to the allocation policy adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally between its two segments which are managed by the subadviser as described below.
Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  High secular growth
..  Superior profitability
..  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential. Hansberger's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's

--------------------------------------------------------------------------------
8
  management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.
Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in between 70 to 80 stocks, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger takes into account the structural company and industry specific factors, changes in shareholder orientation, as well as loss of confidence in management.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
                                                                             9

 Evaluating the Fund's Past Performance



The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below reflect results achieved by those multiple subadvisers. The Fund's performance might have been different had the current advisory arrangements been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)
                                                                      (up triangle) Highest Quarterly Return: Fourth
 1996     1997     1998     1999     2000     2001     2002     2003                Quarter 1999, up 24.05%
------   ------   ------   ------   ------   ------   ------   ------ (down triangle) Lowest Quarterly Return: Third
16.67%   12.68%    4.01%   37.63%  -12.22%   -8.98%  -16.42%   39.02%                 Quarter 2002, down 20.60%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE Index"), an unmanaged index of common stocks traded outside the U.S., the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world, and the Morgan Stanley Capital International All Country World Index ex-U.S. ("MSCI ACWI ex-U.S. Index"), a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.+ The MSCI EAFE is the Fund's primary benchmark. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI World Index, MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years (12/29/95)
Class A - Return Before Taxes                                     31.04%        3.79%       6.43%
   Return After Taxes on Distributions*                           31.04%        2.32%       5.25%
   Return After Taxes on Distributions & Sales of Fund Shares*    20.18%        2.67%       5.09%
Class B - Return Before Taxes                                     32.98%        3.95%       6.44%
Class C - Return Before Taxes                                     35.65%        4.01%       6.30%
MSCI EAFE Index**+                                                39.17%        0.26%       3.56%
MSCI World Index **+                                              33.76%       -0.39%       6.23%
MSCI ACWI ex-U.S. Index**                                         41.41%        1.55%       3.78%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns for each Index are calculated from 12/31/95.
+ The MSCI EAFE Index replaced the MSCI World Index as the Fund's comparative index because CDC IXIS Advisers believes that it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Focused Value Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   William C. Nygren and Floyd J. Bellman

Category: Mid-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NRSAX   NRSBX   NRSCX

 Investment Goal

The Fund seeks long-term capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies



The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.


Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
                                                                             11

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART] (up triangle) Highest Quarterly Return: Second
                                                          Quarter 2003, up 15.02%
(total return)                              (down triangle) Lowest Quarterly Return: Third
                                                            Quarter 2002, down 14.98%
 2002     2003
------   ------
-15.69%  27.60%


The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                            Since Classes A, B
Average Annual Total Returns                                                 and C Inception
(for the periods ended December 31, 2003)                       Past 1 Year     (3/15/01)
Class A - Return Before Taxes                                     20.31%          3.84%
   Return After Taxes on Distributions*                           20.31%          3.84%
   Return After Taxes on Distributions & Sales of Fund Shares*    13.20%          3.28%
Class B - Returns Before Taxes                                    21.64%          4.30%
Class C - Returns Before Taxes                                    24.42%          4.91%
S&P 500 Index**                                                   28.68%          0.08%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 3/31/01.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
12

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Large Cap Value Fund


Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Robert M. Levy, Edward S. Loeb and
               Michael J. Mangan
Category:   Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFOX   NEGBX   NECOX

 Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies.
In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By
"true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks


Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
                                                                             13

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance might have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]                                     (up triangle)   Highest
                                                                                                Quarterly
(total return)                                                                                  Return: Second
                                                                                                Quarter 2003,
 1994    1995    1996    1997    1998    1999    2000     2001    2002    2003                  up 20.20%
------  ------  ------  ------  ------  ------  ------   ------  ------  ------ (down triangle) Lowest
0.99%   35.11%  17.21%  33.43%  23.93%   9.45%  -7.31%  -14.58% -20.03%  30.04%                 Quarterly
                                                                                                Return: Third
                                                                                                Quarter 2002,
                                                                                                down 16.98%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                                                       Since Class C
Average Annual Total Returns                                                                             Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years Past 10 Years   (5/1/95)
Class A - Return Before Taxes                                     22.62%       -3.21%        8.43%            --
   Return After Taxes on Distributions*                           22.62%       -4.25%        5.65%            --
   Return After Taxes on Distributions & Sales of Fund Shares*    14.70%       -3.11%        5.86%            --
Class B - Returns Before Taxes                                    24.05%       -3.13%        8.31%            --
Class C - Returns Before Taxes                                    26.81%       -2.99%           --         8.05%
Russell 1000 Value Index**                                        30.03%        3.56%       11.88%        12.08%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of each Index are calculated from 5/31/95 for Class C shares.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Goals, Strategies & Risks
Vaughan Nelson Small Cap Value Fund



Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Vaughan Nelson Investment Management, L.P.
               ("Vaughan Nelson")
Managers:   Mark J. Roach, Chris D. Wallis, Scott J. Weber

Category: Small-Cap Equity


Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFJX   NEJBX   NEJCX

 Investment Goal

The Fund seeks capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.
Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
.. Companies earning a positive economic margin with stable-to-improving returns .. Companies valued at a discount to their asset value
.. Companies with an attractive dividend yield and minimal basis risk
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
..  Vaughan Nelson starts with an investment universe of 5,000 securities.
   Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
..  Use fundamental analysis to construct a portfolio of 45-75 securities consisting of quality companies in the opinion of Vaughan Nelson.
.. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including U.S.
  government bonds as well as lower quality debt securities.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
.. Invest in foreign securities, including those of emerging markets.
.. Invest in real estate investment trusts ("REITs").
.. Invest in securities offered in initial public offerings ("IPOs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-

--------------------------------------------------------------------------------
                                                                             15
  income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Small-cap companies: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."
 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown below reflect results achieved by the previous subadvisers using different investment strategies. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]

(total return)

 1997     1998     1999     2000     2001     2002     2003  (up triangle) Highest Quarterly Return:
------   ------   ------   ------   ------   ------   ------               Fourth Quarter 1999, up 42.28%
26.97%    2.05%   65.38%  -12.22%  -12.05%  -30.78%   38.71% (down triangle) Lowest Quarterly Return:
                                                                             Third Quarter 2001, down 26.44%

--------------------------------------------------------------------------------
16

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of the 2,000 smallest companies within the Russell 3000 Index.+ You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Classes A, B
Average Annual Total Returns                                                              and C Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years     (12/31/96)
Class A - Return Before Taxes                                     30.77%        2.92%           5.94%
   Return After Taxes on Distributions*                           30.77%        0.98%           4.31%
   Return After Taxes on Distributions & Sales of Fund Shares*    20.00%        1.66%           4.39%
Class B - Return Before Taxes                                     32.54%        3.05%           6.02%
Class C - Return Before Taxes                                     35.22%        3.16%           5.88%
Russell 2000 Value Index**+                                       46.03%       12.28%          11.92%
Russell 2000 Index**+                                             47.25%        7.13%           7.72%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes.
+ The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             17

                                    [GRAPHIC]



Goals, Strategies & Risks
Westpeak Capital Growth Fund


Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Westpeak Global Advisors, L.P. ("Westpeak")
Manager:    Team Management
Category:   Large-Cap Equity


Ticker Symbol:   Class A Class B Class C
               -------------------------
                 NEFCX   NECBX   NECGX


 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.
Westpeak constructs a portfolio of large- and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.
Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:
..  earnings growth
..  potential earnings surprises
..  earnings-to-price
..  earnings momentum
In selecting investments for the Fund's portfolio, Westpeak employs the following process:
.. Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 3000 Growth Index.
.. Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.
.. All of the stocks are then screened using various analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).
.. The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.
.. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.
The desired result is a diversified portfolio of 50 to 125 stocks that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000
Growth Index.
The Fund may also:
.. Hold up to 10% of its assets in smaller capitalization companies.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
18

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment strategies for periods prior to February 16, 1998. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003  (up triangle) Highest Quarterly Return: Fourth
------  ------  ------  ------  ------  ------  ------  ------  ------  ------               Quarter 1998, up 24.46%
-1.64%  30.76%  17.05%  17.23%  29.08%  24.74% -19.52% -20.46% -28.08%  26.69% (down triangle) Lowest Quarterly Return: Third
                                                                                               Quarter 2001, down 21.85%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                               Since Class C
Average Annual Total Returns                                                                     Inception
(for the periods ended December 31, 2003)               Past 1 Year Past 5 Years Past 10 Years  (12/30/94)
Class A - Return Before Taxes                             19.45%       -7.27%        4.56%            --
   Return After Taxes on Distributions*                   19.45%       -8.69%        2.55%            --
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                              12.64%       -6.26%        3.42%            --
Class B - Returns Before Taxes                            20.93%       -7.12%        4.36%            --
Class C - Returns Before Taxes                            23.36%       -7.08%           --         4.98%
Russell 1000 Growth Index**                               29.75%       -5.11%        9.21%         9.97%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/94 for Class C shares.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]




Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                 Class A         Class B Class C
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)(2)                      5.75%           None    None
Maximum deferred sales charge (load) (as a percentage of
   original purchase price or redemption proceeds, as
   applicable)(2)                                                  (3)            5.00%   1.00%
Redemption fees (AEW Real Estate Fund, Harris Associates
   Focused Value Fund, Harris Associates Large Cap Value
   Fund, Westpeak Capital Growth Fund)                            None*           None*   None*
Redemption fees (CGM Advisor Targeted Equity Fund,          2% of redemption
   Hansberger International Fund, Vaughan Nelson         proceeds on shares held
   Small Cap Value Fund)                                  for 60 days or less+    None*   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less.
(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                                    CGM Advisor Targeted         Hansberger
                                         AEW Real Estate Fund/1/         Equity Fund         International Fund
                                         Class A   Class B Class C Class A Class B Class C Class A  Class B Class C
Management fees                           0.80%     0.80%   0.80%   0.70%   0.70%   0.70%   1.05%    1.05%   1.05%
Distribution and/or service (12b-1) fees  0.25%     1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%    1.00%*  1.00%*
Other expenses                            0.95%     0.95%   0.95%   0.62%   0.62%   0.62%   1.02%    1.02%   1.02%
Total annual fund operating expenses      2.00%     2.75%   2.75%   1.57%   2.32%   2.32%   2.32%    3.07%   3.07%
Fee waiver and/or expense reimbursement   0.50%     0.50%   0.50%   0.00%   0.00%   0.00%   0.00%    0.00%   0.00%
Net expenses                              1.50%     2.25%   2.25%   1.57%   2.32%   2.32%   2.32%    3.07%   3.07%
                                         Harris Associates Focused Harris Associates Large Vaughan Nelson Small Cap
                                              Value Fund/2/           Cap Value Fund/3/          Value Fund
                                         Class A   Class B Class C Class A Class B Class C Class A  Class B Class C
Management fees                           1.00%     1.00%   1.00%   0.69%   0.69%   0.69%   1.05%    1.05%   1.05%
Distribution and/or service (12b-1) fees  0.25%     1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%    1.00%*  1.00%*
Other expenses                            0.59%     0.59%   0.59%   0.70%   0.70%   0.70%   1.03%    1.03%   1.03%
Total annual fund operating expenses      1.84%     2.59%   2.59%   1.64%   2.39%   2.39%   2.33%    3.08%   3.08%
Fee waiver and/or expense reimbursement   0.14%     0.14%   0.14%   0.34%   0.34%   0.34%   0.00%    0.00%   0.00%
Net expenses                              1.70%     2.45%   2.45%   1.30%   2.05%   2.05%   2.33%    3.08%   3.08%

--------------------------------------------------------------------------------
20

                                    [GRAPHIC]




Fund Fees & Expenses


                                         Westpeak Capital Growth Fund
                                         Class A   Class B   Class C
Management fees                           0.75%     0.75%     0.75%
Distribution and/or service (12b-1) fees  0.25%     1.00%*    1.00%*
Other expenses                            0.93%     0.93%     0.93%
Total annual fund operating expenses      1.93%     2.68%     2.68%
Fee waiver and/or expense reimbursement   0.00%     0.00%     0.00%
Net expenses                              1.93%     2.68%     2.68%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2005, and is reevaluated on an annual basis.
(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.70%, 2.45% and 2.45% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2005, and is reevaluated on an annual basis.
(3) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.30%, 2.05% and 2.05% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2005 and is reevaluated on an annual basis.

--------------------------------------------------------------------------------
                                                                             21

                                    [GRAPHIC]




Fund Fees & Expenses


 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                        AEW Real                           CGM Advisor
                       Estate Fund                    Targeted Equity Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  719  $  728 $  228 $  328 $  228 $  726  $  735 $  235 $  335 $  235
3 years    $1,121  $1,106 $  806 $  806 $  806 $1,042  $1,024 $  724 $  724 $  724
5 years    $1,547  $1,610 $1,410 $1,410 $1,410 $1,381  $1,440 $1,240 $1,240 $1,240
10 years** $2,731  $2,863 $2,863 $3,044 $3,044 $2,335  $2,468 $2,468 $2,656 $2,656

                       Hansberger                       Harris Associates
                   International Fund                  Focused Value Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  797  $  810 $  310 $  410 $  310 $  738  $  748 $  248 $  348 $  248
3 years    $1,258  $1,248 $  948 $  948 $  948 $1,108  $1,092 $  792 $  792 $  792
5 years    $1,744  $1,811 $1,611 $1,611 $1,611 $1,501  $1,563 $1,363 $1,363 $1,363
10 years** $3,078  $3,209 $3,209 $3,383 $3,383 $2,599  $2,731 $2,731 $2,914 $2,914

                    Harris Associates                    Vaughan Nelson
                  Large Cap Value Fund                Small Cap Value Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  700  $  708 $  208 $  308 $  208 $  798  $  811 $  311 $  411 $  311
3 years    $1,031  $1,013 $  713 $  713 $  713 $1,261  $1,251 $  951 $  951 $  951
5 years    $1,385  $1,445 $1,245 $1,245 $1,245 $1,749  $1,816 $1,616 $1,616 $1,616
10 years** $2,380  $2,514 $2,514 $2,700 $2,700 $3,088  $3,219 $3,219 $3,392 $3,392
                    Westpeak Capital
                       Growth Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  760  $  771 $  271 $  371 $  271
3 years    $1,146  $1,132 $  832 $  832 $  832
5 years    $1,557  $1,620 $1,420 $1,420 $1,420
10 years** $2,699  $2,831 $2,831 $3,012 $3,012

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The example is based on the Net Expenses for the 1-year period for AEW Real Estate Fund, Harris Associates Focused Value Fund and Harris Associates Large Cap Value Fund illustrated in the Example and on the Total Annual Fund Operating expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

--------------------------------------------------------------------------------
22

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                                    [GRAPHIC]



More About Risk


The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate, Westpeak Capital Growth and Harris Associates Large Cap Value Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (AEW Real Estate, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except Harris Associates Focused Value Fund) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (CGM Advisor Targeted Equity, Hansberger International, Harris Associates Large Cap Value, Vaughan Nelson Small Cap Value and Westpeak Capital Growth Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, Hansberger International and Vaughan Nelson Small Cap Value Funds) The

--------------------------------------------------------------------------------
                                                                             23

                                    [GRAPHIC]
risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Hansberger International, Vaughan Nelson Small Cap Value and Westpeak Capital Growth Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
24

                                    [GRAPHIC]




Management Team
Meet the Funds' Investment Advisers
and Subadvisers

The CDC Nvest Funds family (as defined below) currently includes 22 mutual funds. The CDC Nvest Funds family had combined assets of $4.7 billion as of December 31, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Star Funds, CDC Nvest Tax Free Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and CDC Nvest Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."

 Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Asset Management North America is ultimately owned by three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a leading French life insurance company. CDC IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $148 billion in assets under management at December 31, 2003. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2003 as a percentage of each Fund's average daily net assets were 1.03% for the Hansberger International Fund (after waiver or reimbursement), 1.00% for the Harris Associates Focused Value Fund, 0.69% for the Harris Associates Large Cap Value Fund, 1.05% for the Vaughan Nelson Small Cap Value Fund and 0.75% for the Westpeak Capital Growth Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $17.5 billion of client capital as of December 31, 2003. For the fiscal year ended January 31, 2004, AEW Real Estate Fund paid 0.71% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $4 billion in assets under management as of December 31, 2003. For the fiscal year ended December 31, 2003, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.

 Subadvisers

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $5.0 billion in assets as of December 31, 2003, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund and the Harris Associates Focused Value Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $46.2 billion in assets as of December 31, 2003, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

--------------------------------------------------------------------------------
                                                                             25

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers
and Subadvisers (continued)


Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2003, Vaughan Nelson had $3.4 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Westpeak Capital Growth Fund. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing the Fund's portfolio. Members of the Fund's portfolio management team include: Robert A. Franz, Westpeak's Chief Investment Officer and Thomas M. Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $3.3 billion in assets under management as of December 31, 2003.

 Subadvisory Agreements

The CDC Nvest Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser of subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, each Fund may invest any of its daily cash balances in shares of investment companies that are advised by the advisers or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by the advisers or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

--------------------------------------------------------------------------------
26

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

 AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 22 years of experience in investment analysis and portfolio management.

 CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 38-year veteran of the investment industry.

 Hansberger


Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, Director of Research, joined Hansberger in 1997. Prior to assuming the role of Director of Research, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President -- Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Robert Mazuelos

Robert Mazuelos has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Mazuelos, Senior Vice President and senior research analyst, joined Hansberger in 1995. Mr. Mazuelos received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University and has over 13 years of investment management experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of the Hansberger International Fund since August 2003. Ms. Reeves, Managing Director of Research Technology and senior research analyst, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of the Hansberger International Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has six years of investment-related experience.


Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director -- Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience.


 Harris Associates

Floyd J. Bellman

Floyd J. Bellman has co-managed the Harris Associates Focused Value Fund since its inception. Since February 2000, he has also assisted in managing the Harris Associates segment of CDC Nvest Star Value Fund. Mr. Bellman, Vice President of the Investment Advisory Department and Partner of Harris Associates, joined the firm in 1995. He received a B.B.A. in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

--------------------------------------------------------------------------------
                                                                             27

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers (continued)



Robert M. Levy

Robert M. Levy has served as portfolio manager to the Harris Associates Large Cap Value Fund since July 2002. He also co-manages the Harris Associates segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 27 years of investment experience.

Edward S. Loeb

Edward S. Loeb has served as portfolio manager to the Harris Associates Large Cap Value Fund since July 2002. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Michael J. Mangan

Michael J. Mangan has served as portfolio manager to the Harris Associates Large Cap Value Fund since July 2002. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 15 years of investment management experience.


William C. Nygren

William C. Nygren has co-managed the Harris Associates Focused Value Fund since its inception. He has also managed Oakmark Select Fund since 1996 and the Oakmark Fund since 2000. Mr. Nygren, Portfolio Manager and Partner, joined Harris Associates in 1983 as an analyst and also served as Director of Research from September 1990 to March 1998. He received an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota. Mr. Nygren has over 22 years of investment management experience.

 Vaughan Nelson


Mark J. Roach

Mark J. Roach has co-managed the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, an Equity Analyst with Fifth Third Bank from 1999 to 2001 and a Senior Analyst with The Applied Finance Group, Ltd. from 1998 to 1999. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A from the University of Chicago. He has over 12 years of investment management experience.

Chris D. Wallis

Chris Wallis has co-managed the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Prior to joining Vaughan Nelson he was an Associate at Simmons & Company International from 1998 to 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and has over 12 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed the Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President from 2001 to 2003 and a Senior Associate from 2000 to 2001 of RBC Capital Markets and an Associate at Deutsche Banc Alex Brown from 1997 to 2000. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University and has over seven years of investment management and financial analysis experience.



 Westpeak

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team that manages the Westpeak Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Star Value Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Westpeak Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and CDC Nvest Star Growth Funds. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 19 years of investment experience.

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28

                                    [GRAPHIC]



Management Team
Subadviser Past Performance Information


 Subadviser - Harris Associates (Harris Concentrated Accounts)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Oakmark Select Fund") and a group of accounts (the "Harris Associates Concentrated Composite" and, together with the Oakmark Select Fund, the "Harris Concentrated Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as Harris Associates Focused Value Fund.


The Harris Concentrated Accounts, and in particular, the accounts underlying the Harris Associates Concentrated Composite, have not been subject to the same types of expenses to which Harris Associates Focused Value Fund is subject. In addition, the accounts underlying the Harris Associates Concentrated Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which Harris Associates Focused Value Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Concentrated Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the accounts underlying the Harris Associates Concentrated Composite, to other restrictions applicable to investment companies under relevant laws. In addition, Harris Associates Focused Value Fund may be subject to more frequent inflows and outflows of assets than the Harris Concentrated Accounts, which may negatively impact performance. The information regarding the performance of the Harris Concentrated Accounts does not represent Harris Associates Focused Value Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. Harris Associates Focused Value Fund commenced operations on March 15, 2001, and has the historical performance record shown on page 12.


The table below shows the average annual total returns for the accounts underlying the Harris Associates Concentrated Composite and the Oakmark Select Fund for one year, five years and ten years, or since inception if shorter. The Harris Concentrated Accounts are also compared against the S&P 500 Index, the Morningstar Mid Cap Value Average and the Lipper Multicap Value Average. The past performance data for the Harris Concentrated Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Concentrated Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by Harris Associates Focused Value Fund will be higher than the fees and expenses paid by the Harris Concentrated Accounts. The performance of the Harris Concentrated Accounts would have been lower than that shown below if they had been subject to the fees and expenses of Harris Associates Focused Value Fund.



Average Annual Total Returns(1)                                    Since
For the period ending December 31, 2003  1 Year 5 Years 10 Years Inception
Harris Associates Concentrated Composite 40.80% 14.98%   17.21%   19.96%(2)
S&P 500 Index                            28.68% -0.57%   11.07%   12.11%(2)
Morningstar Mid Cap Value Average        35.90% 49.20%       --       --
Lipper Multicap Value Average            32.78%  5.18%   10.68%   12.14%(2)
Oakmark Select Fund                      29.00% 15.43%       --   22.23%(3)
S&P 500 Index                            28.68% -0.57%       --    8.18%(3)
Morningstar Mid Cap Value Average        35.90% 49.20%       --       --
Lipper Multicap Value Average            32.78%  5.18%       --     8.96(3)


(1) Average Annual Total Returns: The Harris Concentrated Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage Harris Associates Focused Value Fund. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Harris Concentrated Accounts' performance to a broad-based market index. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Value and Lipper Multicap Value Averages are each an average of the total returns of mutual funds with an investment style similar to that of the Harris Associates Focused Value Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Morningstar Mid Cap Value and Lipper Multicap Value Average returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.
(2) As of inception of the Harris Associates Concentrated Composite, January 1, 1991.
(3) As of inception of the Oakmark Select Fund, November 1, 1996.

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                                                                             29

                                    [GRAPHIC]



Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.


.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within one year of purchase.

 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.


.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemption if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within one year of purchase.
 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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Fund Services
How Sales Charges Are Calculated

 Class A Shares


The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount. See the next section entitled "Ways to Reduce or Eliminate Sales Charges." Additional information concerning sales load breakpoints is available from a financial intermediary, by visiting www.cdcnvestfunds.com or in the Funds' statement of additional information ("SAI"). To qualify, it is your responsibility to provide the required documentation. For more information, contact the Funds at 800-225-5478.


                          Class A Sales Charges
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         5.75%           6.10%
$   50,000 - $ 99,999     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3rd and 4th years, which have the same
CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    thereafter                0.00%

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    thereafter                0.00%

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Fund Services
How Sales Charges Are Calculated
(continued)

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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32

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Fund Services
Ways to Reduce or Eliminate Sales Charges


 Class A Shares

Reducing Sales Charges


There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:
.. Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
  Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and the current value of your account with the current value of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine purchases under certain retirement plans with the current value of accounts of other qualified participants in the same retirement plan.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Please refer to the SAI for more detailed information on combining accounts.

These privileges do not apply to the SIMPLE IRAs, or to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

 Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least 100 eligible employees
  (one-year CDSC may apply);
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

 Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:
.. to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);
.. to make payments through a systematic withdrawal plan; or .. due to shareholder death or disability.


If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the SAI for details.


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                                                                             33

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                      Minimum to Open an
                                                                        Account Using
                                                       Minimum to     Investment Builder     Minimum for
Type of Account                                      Open an Account or Payroll Deduction Existing Accounts
Any account other than those listed below                $2,500              $25                $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform Transfers
   to Minors Act ("UTMA")                                $2,500              $25                $100
Individual Retirement Accounts ("IRAs")                    $500              $25                $100
Coverdell Education Savings Accounts                       $500              $25                $100
Retirement plans with tax benefits such as corporate
   pension, profit sharing and Keogh plans                 $250              $25                $100
Payroll Deduction Investment Programs for
   SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
   certain other retirement plans                           $25              N/A                 $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1
                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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34

                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 or visit
 [GRAPHIC]             your investment dealer or CDC Nvest            www.cdcnvestfunds.com to request an
                       Funds at 800-225-5478.                         exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to      . Visit www.cdcnvestfunds.com to add
                       obtain an account number and wire              shares to your account by wire.
 [GRAPHIC]             transfer instructions. Your bank may         . Instruct your bank to transfer funds to
                       charge you for such a transfer.                State Street Bank & Trust Company,
                                                                      ABA#011000028, and DDA#99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is  . Call CDC Nvest Funds at 800-225-5478 or
                       a member of the ACH system.                    visit www.cdcnvestfunds.com to add
 [GRAPHIC]           . Complete the "Bank Information" section        shares to your account through ACH.
                       on your account application.                 . If you have not signed up for the ACH
                     . Mail your completed application to CDC         system, please call CDC Nvest Funds or
                       Nvest Funds, P.O. Box 219579, Kansas           visit www.cdcnvestfunds.com for a Service
                       City, MO 64121-9579.                           Options Form.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you        . Please call CDC Nvest Funds at 800-225-
                       would like to begin an automatic               5478 or visit www.cdcnvestfunds.com for
 [GRAPHIC]             investment plan through Investment             a Service Options Form. A signature
                       Builder and the amount of the monthly          guarantee may be required to add this
                       investment ($25 minimum).                      privilege.
                     . Include a check marked "Void" or a           . See the section entitled "Additional
                       deposit slip from your bank account.           Investor Services."
 Automatic Investing Through Payroll Deduction
                     . "Call CDC Nvest Funds at 800-225-5478        . Call CDC Nvest Funds at 800-225-5478 or
                       or visit www.cdcnvestfunds.com for a           visit www.cdcnvestfunds.com for a Payroll
 [GRAPHIC]             Payroll Deduction Authorization Form.          Deduction Authorization Form.
                     . Indicate on your application that you        . See the section entitled "Additional
                       would like to begin Payroll Deduction and      Investor Services."
                       include the Payroll Deduction
                       Authorization Form.

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                                                                             35

                                    [GRAPHIC]



Fund Services
Selling Shares


                      To Sell Some or All of Your Shares
Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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36

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. The Funds will only accept signature guarantees bearing the STAMP2000 Medallion imprint. A signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except CDC    . Signature guarantee, if applicable (see above).
 Nvest Funds
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Copy of the death certificate.
 are deceased         . Signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of         . The request must include the signatures of all those authorized to sign,
 estates,               including capacity.
 administrators,      . A signature guarantee.
 guardians,           . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators           Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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                                                                             37

                                    [GRAPHIC]



Fund Services
Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund or series of Loomis Sayles Funds that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.
Restrictions on Buying, Selling and Exchanging Shares

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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38

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

 Redemption Fees

For Class A shares of CGM Advisor Targeted Equity Fund, Harris Associates Focused Value Fund and Hansberger International Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

 Small Account Policy

Each Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

--------------------------------------------------------------------------------
                                                                             39

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced


"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------
40

.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

--------------------------------------------------------------------------------
                                                                             41

                                    [GRAPHIC]



Fund Services
Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

            Dividend Payment Schedule
            Annually                 Quarterly
CGM Advisor Targeted Equity       AEW Real Estate
Hansberger International
Harris Associates Focused Value
Harris Associates Large Cap Value
Vaughan Nelson Small Cap Value
Westpeak Capital Growth

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

--------------------------------------------------------------------------------
42

                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning on or before December 31, 2008.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes in any Fund that invests 50% or less of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
                                                                             43

                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

--------------------------------------------------------------------------------
44

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Payroll Deduction Program
Payroll Deduction enables you to invest after-tax dollars directly from your paycheck into CDC Nvest Funds (current tax year is assumed). Once you've invested an initial $25 to open an account in each of your desired funds, you may invest as little as $25 per fund per pay period. It is important that you first check to ensure that your employer can accommodate this service. To enroll in the Payroll Deduction Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

--------------------------------------------------------------------------------
                                                                             45

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                                            Income (loss) from investment operations:                  Less distributions:
                                            -----------------------------------------  --------------------------------------

                                 Net asset
                                   value,                     Net realized               Dividends    Distributions
                                 beginning        Net        and unrealized Total from      from        from net
                                     of        investment    gain (loss) on investment net investment   realized    Return of
                                 the period income (loss)(c)  investments   operations     income     capital gains  capital
                                 ---------- ---------------- -------------- ---------- -------------- ------------- ---------

AEW REAL ESTATE FUND
-
Class A
1/31/2004                          $11.00        $ 0.36          $ 4.49       $ 4.85       $(0.48)       $(0.24)       $--
1/31/2003                           11.37          0.40           (0.22)        0.18        (0.39)        (0.16)        --
1/31/2002                           10.49          0.55            0.82         1.37        (0.38)        (0.11)        --
1/31/2001(g)                        10.58          0.02           (0.11)(f)    (0.09)          --            --         --
Class B
1/31/2004                           11.00          0.26            4.46         4.72        (0.38)        (0.24)        --
1/31/2003                           11.39          0.32           (0.24)        0.08        (0.31)        (0.16)        --
1/31/2002                           10.49          0.50            0.78         1.28        (0.27)        (0.11)        --
1/31/2001(g)                        10.58          0.02           (0.11)(f)    (0.09)          --            --         --
Class C
1/31/2004                           11.01          0.26            4.50         4.76        (0.38)        (0.24)        --
1/31/2003                           11.40          0.32           (0.24)        0.08        (0.31)        (0.16)        --
1/31/2002                           10.49          0.50            0.79         1.29        (0.27)        (0.11)        --
1/31/2001(g)                        10.58          0.02           (0.11)(f)    (0.09)          --            --         --

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2003                         $ 5.56        $(0.03)(c)      $ 2.41       $ 2.38       $   --        $   --        $--
12/31/2002                           7.81         (0.06)(c)       (2.19)       (2.25)          --            --         --
12/31/2001                           9.36         (0.03)(c)       (1.49)       (1.52)       (0.03)           --         --
12/31/2000                          11.00          0.09(c)        (0.60)       (0.51)       (0.06)        (1.07)        --
12/31/1999                          11.36          0.02            1.57         1.59           --         (1.95)        --
Class B
12/31/2003                           5.28         (0.07)(c)        2.26         2.19           --            --         --
12/31/2002                           7.47         (0.11)(c)       (2.08)       (2.19)          --            --         --
12/31/2001                           9.02         (0.09)(c)       (1.43)       (1.52)       (0.03)           --         --
12/31/2000                          10.67          0.01(c)        (0.58)       (0.57)       (0.01)        (1.07)        --
12/31/1999                          11.15         (0.05)           1.52         1.47           --         (1.95)        --
Class C
12/31/2003                           5.27         (0.07)(c)        2.27         2.20           --            --         --
12/31/2002                           7.47         (0.11)(c)       (2.09)       (2.20)          --            --         --
12/31/2001                           9.02         (0.09)(c)       (1.43)       (1.52)       (0.03)           --         --
12/31/2000                          10.67          0.01(c)        (0.58)       (0.57)       (0.01)        (1.07)        --
12/31/1999                          11.15         (0.05)           1.52         1.47           --         (1.95)        --


                                 -------------




                                     Total
                                 distributions
                                 -------------

AEW REAL ESTATE FUND
-
Class A
1/31/2004                           $ (0.72)
1/31/2003                             (0.55)
1/31/2002                             (0.49)
1/31/2001(g)                             --
Class B
1/31/2004                             (0.62)
1/31/2003                             (0.47)
1/31/2002                             (0.38)
1/31/2001(g)                             --
Class C
1/31/2004                             (0.62)
1/31/2003                             (0.47)
1/31/2002                             (0.38)
1/31/2001(g)                             --

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2003                          $    --
12/31/2002                               --
12/31/2001                           (0.03)
12/31/2000                           (1.13)
12/31/1999                           (1.95)
Class B
12/31/2003                               --
12/31/2002                               --
12/31/2001                           (0.03)
12/31/2000                           (1.08)
12/31/1999                           (1.95)
Class C
12/31/2003                               --
12/31/2002                               --
12/31/2001                           (0.03)
12/31/2000                           (1.08)
12/31/1999                           (1.95)

(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)The investment advisor agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)Had certain expenses not been reduced during the period, total returns would have been lower.
(e)Computed on an annualized basis for periods less than one year.
(f)The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.
(g)For the period December 29, 2000 (commencement of operations) through January 31, 2001.
(h)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


--------------------------------------------------------------------------------
46

                                       Ratios to average net assets:
                                 ---------------------------------------

Net asset            Net assets,              Expenses after
  value,    Total      end of                    expense     Net investment Portfolio
  end of    return   the period   Expenses      reductions       income     turnover
the period  (%)(a)      (000)       (%)           (%)(h)          (%)       rate (%)
---------- ------    ----------- --------     -------------- -------------- ---------

  $15.13   45.0 (d)  $   39,846   1.50 (b)         1.50           2.73          18
   11.00    1.3 (d)      13,307   1.50 (b)         1.50           3.47          35
   11.37   13.2 (d)       5,522   1.50 (b)         1.50           4.92          36
   10.49    (0.9)(d)        820   1.50 (b)(e)     1.50 (e)        2.30(e)       12
   15.10   43.7 (d)      12,129   2.25 (b)         2.25           1.98          18
   11.00    0.5 (d)       8,401   2.25 (b)         2.25           2.72          35
   11.39   12.3 (d)       3,718   2.25 (b)         2.25           4.43          36
   10.49    (0.9)(d)         87   2.25 (b)(e)     2.25 (e)        2.14(e)       12
   15.15   43.9 (d)      11,410   2.25 (b)         2.25           1.98          18
   11.01    0.5 (d)       3,288   2.25 (b)         2.25           2.72          35
   11.40   12.4 (d)       1,061   2.25 (b)         2.25           4.52          36
   10.49    (0.9)(d)         44   2.25 (b)(e)     2.25 (e)        1.79(e)       12

   $7.94    42.8     $  724,214    1.57            1.48          (0.40)        261
    5.56   (28.8)       602,989    1.47            1.39          (0.86)        223
    7.81   (16.2)     1,012,161    1.38            1.35          (0.39)        243
    9.36    (4.6)     1,413,685    1.18            1.16           0.83         266
   11.00    15.2      1,871,138    1.12            1.12           0.23         206
    7.47    41.5         56,880    2.32            2.23          (1.14)        261
    5.28   (29.3)        45,633    2.23            2.15          (1.62)        223
    7.47   (16.8)        78,744    2.13            2.10          (1.14)        243
    9.02    (5.2)       107,594    1.93            1.91           0.08         266
   10.67    14.4        135,786    1.87            1.87          (0.52)        206
    7.47    41.8          2,647    2.32            2.23          (1.14)        261
    5.27   (29.5)         2,187    2.23            2.15          (1.62)        223
    7.47   (16.8)         4,162    2.13            2.10          (1.14)        243
    9.02    (5.2)         5,830    1.93            1.91           0.08         266
   10.67    14.4          8,754    1.87            1.87          (0.52)        206


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                                                                             47

                                    [GRAPHIC]



Financial Performance

              Income (loss) from investment operations:                       Less distributions:
              ----------------------------------------  --------------------------------------------------------------

              Net asset
                value,        Net        Net realized                Dividends    Distributions
              beginning    investment   and unrealized  Total from      from        from net
                  of         income     gain (loss) on  investment net investment   realized    Return of     Total
              the period   (loss)(c)     investments    operations     income     capital gains  capital  distributions
              ----------   ----------   --------------  ---------- -------------- ------------- --------- -------------

HANSBERGER INTERNATIONAL FUND
Class A
12/31/2003      $10.84       $(0.04)        $ 4.27        $ 4.23       $   --        $   --        $--       $   --
12/31/2002       13.02        (0.05)         (2.08)        (2.13)       (0.05)           --         --        (0.05)
12/31/2001       14.42         0.13          (1.42)        (1.29)       (0.03)        (0.08)        --        (0.11)
12/31/2000       19.90        (0.02)         (2.43)        (2.45)          --         (3.03)        --        (3.03)
12/31/1999       16.08        (0.07)          5.98          5.91           --         (2.09)        --        (2.09)
Class B
12/31/2003       10.19        (0.12)          3.99          3.87           --            --                      --
12/31/2002       12.32        (0.14)         (1.94)        (2.08)       (0.05)           --                   (0.05)
12/31/2001       13.74         0.03          (1.36)        (1.33)       (0.01)        (0.08)        --        (0.09)
12/31/2000       19.26        (0.16)         (2.33)        (2.49)          --         (3.03)        --        (3.03)
12/31/1999       15.73        (0.20)          5.82          5.62           --         (2.09)        --        (2.09)
Class C
12/31/2003       10.19        (0.12)          3.99          3.87           --            --         --           --
12/31/2002       12.33        (0.14)         (1.95)        (2.09)       (0.05)           --         --        (0.05)
12/31/2001       13.75         0.03          (1.36)        (1.33)       (0.01)        (0.08)        --        (0.09)
12/31/2000       19.27        (0.16)         (2.33)        (2.49)          --         (3.03)        --        (3.03)
12/31/1999       15.75        (0.21)          5.82          5.61           --         (2.09)        --        (2.09)

HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
12/31/2003      $ 9.24       $(0.03)        $ 2.58        $ 2.55       $   --        $   --        $--       $   --
12/31/2002       10.96        (0.03)         (1.69)        (1.72)          --            --         --           --
12/31/2001(d)    10.00        (0.01)          0.97          0.96           --            --         --           --
Class B
12/31/2003        9.12        (0.10)          2.53          2.43           --            --         --           --
12/31/2002       10.90        (0.11)         (1.67)        (1.78)          --            --         --           --
12/31/2001(d)    10.00        (0.07)          0.97          0.90           --            --         --           --
Class C
12/31/2003        9.12        (0.10)          2.53          2.43           --            --         --           --
12/31/2002       10.90        (0.11)         (1.67)        (1.78)          --            --         --           --
12/31/2001(d)    10.00        (0.07)          0.97          0.90           --            --         --           --

(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)For the period March 15, 2001, (inception) through December 13, 2001.
(e)Had certain expenses not been reduced during the period total return would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.
(g)Computed on an annualized basis for periods less than one year.


--------------------------------------------------------------------------------
48

                                      Ratios to average net assets:
                                  -------------------------------------

Net asset             Net assets,           Expenses after      Net
  value,     Total      end of                 expense      investment   Portfolio
  end of    return    the period  Expenses    reductions   income (loss) turnover
the period  (%) (a)     (000's)   (%) (g)     (%) (b)(g)      (%) (g)    rate (%)
---------- -------    ----------- --------  -------------- ------------- ---------

  $15.07     39.0(e)   $ 59,762     2.30(f)      2.27(f)       (0.34)        92
   10.84    (16.4)       50,053     2.19         2.18          (0.45)        91
   13.02     (9.0)       71,536     2.12         2.10           0.98        110
   14.42    (12.2)      102,507     2.01         2.01          (0.13)       175
   19.90     37.6       126,415     2.06         2.06          (0.42)        91
   14.06     38.0(e)     60,296     3.05(f)      3.02(f)       (1.09)        92
   10.19    (17.0)       53,306     2.94         2.93          (1.20)        91
   12.32     (9.7)       82,861     2.87         2.85           0.23        110
   13.74    (12.8)      114,450     2.76         2.76          (0.88)       175
   19.26     36.6       141,338     2.81         2.81          (1.17)        91
   14.06     38.0(e)     12,557     3.05(f)      3.02(f)       (1.09)        92
   10.19    (17.0)       11,013     2.94         2.93          (1.20)        91
   12.33     (9.7)       16,493     2.87         2.85           0.23        110
   13.75    (12.8)       23,949     2.76         2.76          (0.88)       175
   19.27     36.5        28,703     2.81         2.81          (1.17)        91

  $11.79     27.6(e)   $ 95,957     1.70(f)      1.69(f)       (0.28)        30
    9.24    (15.7)(e)    68,660     1.70(f)      1.69(f)       (0.35)        12
   10.96      9.6(e)     45,987     1.70(f)      1.63(f)       (0.08)        10
   11.55     26.6(e)    107,017     2.45(f)      2.44(f)       (1.03)        30
    9.12    (16.3)(e)    85,794     2.45(f)      2.44(f)       (1.10)        12
   10.90      9.0(e)     62,671     2.45(f)      2.39(f)       (0.83)        10
   11.55     26.6(e)    124,427     2.45(f)      2.44(f)       (1.03)        30
    9.12    (16.3)(e)    86,269     2.45(f)      2.44(f)       (1.10)        12
   10.90      9.0(e)     34,406     2.45(f)      2.39(f)       (0.86)        10


--------------------------------------------------------------------------------
                                                                             49

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.


                           Income (loss) from investment operations:                 Less distributions:
                           ---------------------------------------   ---------------------------------------------------

                Net asset
                  value,      Net         Net realized                 Dividends    Distributions
                beginning  investment    and unrealized  Total from       from        from net
                    of       income      gain (loss) on  investment  net investment   realized    Return of     Total
                the period   (loss)       investments    operations      income     capital gains  capital  distributions
                ---------- ----------    --------------  ----------  -------------- ------------- --------- -------------

HARRIS ASSOCIATES LARGE
 CAP VALUE FUND
-----------------------
Class A
12/31/2003        $ 9.42     $ 0.01(c)       $ 2.82        $ 2.83        $   --        $   --        $--       $   --
12/30/2002         11.78       0.01(c)        (2.37)        (2.36)           --            --         --           --
12/31/2001         13.79      (0.01)(c)       (2.00)        (2.01)           --            --         --           --
12/31/2000         15.33       0.01(c)        (1.09)        (1.08)           --         (0.46)        --        (0.46)
12/31/1999         16.57       0.08            1.40          1.48         (0.06)        (2.66)        --        (2.72)
Class B
12/31/2003          9.02      (0.07)(c)        2.69          2.62            --            --         --           --
12/31/2002         11.37      (0.07)(c)       (2.28)        (2.35)           --            --         --           --
12/31/2001         13.40      (0.10)(c)       (1.93)        (2.03)           --            --         --           --
12/31/2000         15.03      (0.10)(c)       (1.07)        (1.17)           --         (0.46)        --        (0.46)
12/31/1999         16.37      (0.04)           1.36          1.32            --         (2.66)        --        (2.66)
Class C
12/31/2003          9.01      (0.07)(c)        2.69          2.62            --            --         --           --
12/31/2002         11.36      (0.07)(c)       (2.28)        (2.35)           --            --         --           --
12/31/2001         13.38      (0.10)(c)       (1.92)        (2.02)           --            --         --           --
12/31/2000         15.01      (0.10)(c)       (1.07)        (1.17)           --         (0.46)        --        (0.46)
12/31/1999         16.35      (0.04)           1.36          1.32            --         (2.66)        --        (2.66)

VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2003        $10.05     $(0.19)(c)      $ 4.08        $ 3.89        $   --        $   --        $--       $   --
12/31/2002         14.52      (0.21)(c)       (4.26)        (4.47)           --            --         --           --
12/31/2001         16.51      (0.21)(c)       (1.78)        (1.99)           --            --         --           --
12/31/2000         23.42      (0.28)          (2.30)        (2.58)           --         (4.33)        --        (4.33)
12/31/1999         15.66      (0.27)          10.22          9.95            --         (2.19)        --        (2.19)
Class B
12/31/2003          9.51      (0.26)(c)        3.83          3.57            --            --         --           --
12/31/2002         13.84      (0.28)(c)       (4.05)        (4.33)           --            --         --           --
12/31/2001         15.86      (0.30)(c)       (1.72)        (2.02)           --            --         --           --
12/31/2000         22.85      (0.44)          (2.22)        (2.66)           --         (4.33)        --        (4.33)
12/31/1999         15.43      (0.39)          10.00          9.61            --         (2.19)        --        (2.19)
Class C
12/31/2003          9.51      (0.26)(c)        3.84          3.58            --            --         --           --
12/31/2002         13.84      (0.28)(c)       (4.05)        (4.33)           --            --         --           --
12/31/2001         15.86      (0.30)(c)       (1.72)        (2.02)           --            --         --           --
12/31/2000         22.85      (0.44)          (2.22)        (2.66)           --         (4.33)        --        (4.33)
12/31/1999         15.43      (0.39)          10.00          9.61            --         (2.19)        --        (2.19)


(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)Portfolio turnover excludes the impact of assets as a result of a merger with another Fund.

--------------------------------------------------------------------------------
50

                                     Ratios to average net assets:
                                 -------------------------------------

Net asset            Net assets,             Expenses
  value,    Total      end of              after expense Net investment Portfolio
  end of   return    the period  Expenses   reductions   income (loss)  turnover
the period (%) (a)      (000)      (%)        (%)(b)          (%)       rate (%)
---------- -------   ----------- --------  ------------- -------------- ---------

  $12.25    30.0 (e)  $215,259    1.45 (d)     1.43 (d)       0.07         30 (f)
    9.42    (20.0)     130,751     1.56         1.54          0.07         195
   11.78    (14.6)     211,138     1.46         1.41         (0.05)        154
   13.79     (7.3)     290,714     1.31         1.28          0.04         139
   15.33      9.5      375,676     1.21         1.21          0.48         133
   11.64    29.1 (e)    91,085    2.20 (d)     2.18 (d)      (0.69)        30 (f)
    9.02    (20.7)      71,436     2.31         2.29         (0.68)        195
   11.37    (15.1)     120,361     2.21         2.16         (0.80)        154
   13.40     (8.1)     165,767     2.06         2.03         (0.71)        139
   15.03      8.6      216,457     1.96         1.96         (0.27)        133
   11.63    29.1 (e)    15,553    2.20 (d)     2.18 (d)      (0.69)        30 (f)
    9.01    (20.7)       6,440     2.31         2.29         (0.68)        195
   11.36    (15.1)      10,553     2.21         2.16         (0.80)        154
   13.38     (8.1)      19,373     2.06         2.03         (0.71)        139
   15.01      8.6       26,983     1.96         1.96         (0.27)        133

  $13.94     38.7     $ 45,442     2.33         2.31         (1.69)        156
   10.05    (30.8)      38,441     2.13         2.11         (1.72)        160
   14.52    (12.1)      69,873     2.08         2.07         (1.43)        174
   16.51    (12.2)      89,714     1.88         1.88         (1.19)        216
   23.42     65.4       84,725     2.06         2.06         (1.54)        263
   13.08     37.5       55,662     3.08         3.06         (2.44)        156
    9.51    (31.3)      46,215     2.88         2.86         (2.47)        160
   13.84    (12.7)      82,060     2.83         2.82         (2.18)        174
   15.86    (12.9)     107,083     2.63         2.63         (1.94)        216
   22.85     64.1      102,029     2.81         2.81         (2.29)        263
   13.09     37.6       12,042     3.08         3.06         (2.44)        156
    9.51    (31.3)      10,930     2.88         2.86         (2.47)        160
   13.84    (12.7)      22,047     2.83         2.82         (2.18)        174
   15.86    (12.9)      28,090     2.63         2.63         (1.94)        216
   22.85     64.1       26,027     2.81         2.81         (2.29)        263


--------------------------------------------------------------------------------
                                                                             51

                                    [GRAPHIC]




Financial Performance

For a share outstanding throughout each period.

                                        Income (loss) from investment operations:                 Less distributions:
                                        ----------------------------------------  --------------------------------------

                             Net asset
                               value,      Net        Net realized                  Dividends    Distributions
                             beginning  investment   and unrealized   Total from       from        from net
                                 of       income     gain (loss) on   investment  net investment   realized    Return of
                             the period (loss)(c)     investments     operations      income     capital gains  capital
                             ---------- ----------   --------------   ----------  -------------- ------------- ---------

WESTPEAK CAPITAL GROWTH FUND
Class A
12/31/2003                     $ 8.58     $(0.08)        $ 2.37         $ 2.29         $--          $   --        $--
12/31/2002                      11.93      (0.09)         (3.26)         (3.35)         --              --         --
12/31/2001                      15.04      (0.13)         (2.95)         (3.08)         --           (0.03)        --
12/31/2000                      22.86      (0.18)         (4.14)         (4.32)         --           (3.50)        --
12/31/1999                      20.67      (0.13)          5.05           4.92          --           (2.73)        --
Class B
12/31/2003                       7.56      (0.13)          2.09           1.96          --              --         --
12/31/2002                      10.61      (0.15)         (2.90)         (3.05)         --              --         --
12/31/2001                      13.47      (0.20)         (2.63)         (2.83)         --           (0.03)        --
12/31/2000                      21.06      (0.32)         (3.77)         (4.09)         --           (3.50)        --
12/31/1999                      19.37      (0.27)          4.69           4.42          --           (2.73)        --
Class C
12/31/2003                       7.56      (0.13)          2.07           1.94          --              --         --
12/31/2002                      10.60      (0.14)         (2.90)         (3.04)         --              --         --
12/31/2001                      13.47      (0.20)         (2.64)         (2.84)         --           (0.03)        --
12/31/2000                      21.06      (0.32)         (3.77)         (4.09)         --           (3.50)        --
12/31/1999                      19.37      (0.27)          4.69           4.42          --           (2.73)        --

                             -------------




                                 Total
                             distributions
                             -------------

WESTPEAK CAPITAL GROWTH FUND
Class A
12/31/2003                      $   --
12/31/2002                          --
12/31/2001                       (0.03)
12/31/2000                       (3.50)
12/31/1999                       (2.73)
Class B
12/31/2003                          --
12/31/2002                          --
12/31/2001                       (0.03)
12/31/2000                       (3.50)
12/31/1999                       (2.73)
Class C
12/31/2003                          --
12/31/2002                          --
12/31/2001                       (0.03)
12/31/2000                       (3.50)
12/31/1999                       (2.73)

(a)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.



(b)Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


--------------------------------------------------------------------------------
52

                                   Ratios to average net assets:
                               ------------------------------------

 Net asset         Net assets,            Expenses
   value,   Total    end of             after expense Net investment Portfolio
   end of   return the period  Expenses  reductions   income (loss)  turnover
 the period (%)(a)    (000)      (%)       (%)(b)          (%)       rate (%)
 ---------- ------ ----------- -------- ------------- -------------- ---------

   $10.87    26.7   $ 63,380     1.93       1.89          (0.85)        107
     8.58   (28.1)    58,729     1.75       1.71          (0.84)        103
    11.93   (20.5)    98,412     1.62       1.58          (0.99)         90
    15.04   (19.5)   143,425     1.40       1.37          (0.80)        118
    22.86    24.7    200,821     1.39       1.39          (0.61)        124
     9.52    25.9     16,485     2.68       2.64          (1.60)        107
     7.56   (28.8)    16,267     2.50       2.46          (1.59)        103
    10.61   (21.0)    35,409     2.37       2.33          (1.74)         90
    13.47   (20.1)    56,884     2.15       2.12          (1.55)        118
    21.06    23.8     74,774     2.14       2.14          (1.36)        124
     9.50    25.7      1,174     2.68       2.64          (1.60)        107
     7.56   (28.7)       847     2.50       2.46          (1.59)        103
    10.60   (21.1)     1,745     2.37       2.33          (1.74)         90
    13.47   (20.1)     2,487     2.15       2.12          (1.55)        118
    21.06    23.8      3,110     2.14       2.14          (1.36)        124


--------------------------------------------------------------------------------
                                                                             53

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple -- The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

--------------------------------------------------------------------------------
54

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                 CDC IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the
 operation of the Public Reference Room may be obtained by calling the SEC at
                                1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P.,

                  (Investment Company Act File No. 811-4323)
                   (Investment Company Act File No. 811-242)
                  (Investment Company Act File No. 811-7345)
                  (Investment Company Act File No. 811-09945)
  Attn: Director of Compliance, 399 Boylston Street - 6/th /Floor, Boston, MA
                       02116 or call us at 800-225-5478.

--------------------------------------------------------------------------------



            The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



  We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.



                          Types of Information Gathered

 We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                           How we Use the Information

   We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customer' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
  (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.


           Policies and Practices to Protect Confidential Information

   Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and
                           access control mechanisms.


(1) For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P, Loomis,Sayles & Company, L.P. and all of their successors.
(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                          [LOGO]  CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 20

Management Team.......... Page 23

Fund Services............ Page 28

Financial Performance.... Page 38


  CDC Nvest Equity Funds - Class Y
  CDC Nvest Star Funds - Class Y
[LOGO] AEW

[LOGO] Capital Growth
Management


[LOGO] HANSBERGER

[LOGO] HARRIS ASSOCIATES L.P.,
Adviser to The Oakmark Family of Funds

[LOGO] LOOMIS SAYLES & COMPANY, L.P.

[LOGO] MERCURYADVISORS

[LOGO] VAUGHAN NELSON
INVESTMENT MANAGEMENT
AEW Real Estate Fund
(formerly CDC Nvest AEW Real Estate Fund)
  AEW Management and Advisors, L.P.

CDC Nvest Star Advisers Fund
  Harris Associates L.P.
  Loomis, Sayles & Company, L.P.
  Mercury Advisors

CGM Advisor Targeted Equity Fund
(formerly CDC Nvest Targeted Equity Fund)
  Capital Growth Management Limited Partnership

Hansberger International Fund
(formerly CDC Nvest Star International Fund)
  Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund
(formerly Harris Associates Growth and Income Fund)
  Harris Associates L.P.


Vaughan Nelson Small Cap Value Fund


(formerly CDC Nvest Star Small Cap Fund)


  Vaughan Nelson Investment Management, L.P.

                                                                     Prospectus
                                                                    May 1, 2004

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579, Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents


Goals, Strategies & Risks
AEW Real Estate Fund.................................. 2
CDC Nvest Star Advisers Fund.......................... 5
CGM Advisor Targeted Equity Fund..................... 10
Hansberger International Fund........................ 12
Harris Associates Large Cap Value Fund............... 15
Vaughan Nelson Small Cap Value Fund.................. 17
Fund Fees & Expenses
Fund Fees & Expenses................................. 20
More About Risk
More About Risk...................................... 22
Management Team
Meet the Funds' Investment Advisers and Subadvisers.. 23
Meet the Funds' Portfolio Managers................... 25
Fund Services
It's Easy to Open an Account......................... 28
Buying Shares........................................ 29
Selling Shares....................................... 30
Selling Shares in Writing............................ 31
Exchanging Shares.................................... 31
Restrictions on Buying, Selling and Exchanging Shares 32
How Fund Shares Are Priced........................... 34
Dividends and Distributions.......................... 35
Tax Consequences..................................... 36
Compensation to Securities Dealers................... 37
Financial Performance
Financial Performance................................ 38
Glossary of Terms
Glossary of Terms.................................... 40


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
AEW Real Estate Fund

Adviser:  AEW Management and Advisors, L.P. ("AEW")
Manager:  Matthew A. Troxell
Category: Mid-Cap Equity

Ticker Symbol: Class Y
               -------
               NRFYX

 Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real-estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real-estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
.. Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.
.. Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
.. Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
.. Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.
The Fund may also:
.. Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: Securities of real-estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.
Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of

--------------------------------------------------------------------------------
2
  the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART]

(total return)
                                            (up triangle) Highest Quarterly Return: Second
 2001   2002    2003                                      Quarter 2003, up 12.36%
------  -----  ------                       (down triangle) Lowest Quarterly Return: Third
13.31%  3.59%  36.61%                                       Quarter 2002, down 8.66%



The Fund's Class Y shares total return year-to-date as of March 31, 2004 was 12.19%.


--------------------------------------------------------------------------------
                                                                             3

 Principal Investment Risks - continued

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                            Since Class
Average Annual Total Returns                                                 Inception
(for the periods ended December 31, 2003)                       Past 1 Year  (8/31/00)
Class Y - Return Before Taxes                                     36.61%      18.14%
   Return After Taxes on Distributions*                           34.17%      15.63%
   Return After Taxes on Distributions & Sales of Fund Shares*    23.91%      14.10%
Morgan Stanley REIT Index**                                       36.74%      17.49%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Advisers Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Category: All-Cap Equity

Ticker Symbol: Class Y
               -------
               NESYX

 Investment Goal

The Fund seeks long-term growth of capital.
The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept--the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments--offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund's assets in accordance with its distinct investment style and strategy. Under normal market conditions, the Fund invests substantially all of its assets in equity securities.
The Fund may also:
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund--More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you

--------------------------------------------------------------------------------
                                                                             5
  may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance



The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART]
(total return)

 1995    1996    1997    1998    1999    2000     2001    2002     2003  (up triangle) Highest Quarterly Return: Fourth
------  ------  ------  ------  ------  -------  ------  -------  ------               Quarter 1999, up 31.02%
34.85%  19.55%  20.50%  19.61%  46.78%  -16.56%  -8.95%  -21.33%  34.52% (down triangle) Lowest Quarterly Return: Third
                                                                                         Quarter 2002, down 17.18%


--------------------------------------------------------------------------------
6

 Principal Investment Risks - continued

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year, ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks, the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks, and the Standard & Poor's Midcap 400 Index ("S&P Midcap 400 Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distribution only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P Midcap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.




                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years (11/15/94)
Class Y - Return Before Taxes                                     34.52%        3.36%      11.42%
   Return After Taxes on Distributions*                           34.52%        1.47%       8.71%
   Return After Taxes on Distributions & Sales of Fund Shares*    22.43%        2.02%       8.56%
S&P 500 Index**                                                   28.68%       -0.57%      12.27%
Wilshire 4500 Index**                                             43.72%        4.10%      11.28%
S&P Midcap 400 Index**                                            35.62%        9.21%      16.02%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 11/30/94.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
CDC Nvest Star Advisers Fund -
 More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.
 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
..  Positive free cash flow
..  High level of insider ownership
..  Favorable earnings growth potential
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles - Mid Cap Growth Segment

The Fund's Mid Cap Growth segment, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:
..  Distinctive products, technologies or services
..  Attractive valuation relative to both competitors and their own operating history
..  Strong management team
..  Competitive barriers to entry within the company's industry
In making investment decisions, Loomis Sayles employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
.. It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

--------------------------------------------------------------------------------
8

 Mercury

The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:
..  Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
..  Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
    - Above-average growth rates in sales
    - Improvements in profit margins
    - Providing proprietary or niche products and services
    - Strong industry growth
    - A lead in market share
The segment may also invest in the securities of foreign companies, either directly or indirectly through American Depository Receipts, as well as securities convertible into securities of foreign companies.
In making investment decisions, Mercury generally employs the following methods:
.. Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
.. The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
.. Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. Mercury believes sector selection will be a significant contributor to the segment's long-term performance.
.. Mercury will usually sell a position if company fundamentals or management do not perform to expectations.


 Loomis Sayles--Small Cap Value Segment

The Fund's Small Cap Value segment, the other segment managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:
..  Attractive valuations
..  Positive free cash flow
..  Strong balance sheets
..  Strong fundamental prospects
Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.
In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
.. Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
.. Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

--------------------------------------------------------------------------------
                                                                             9

                                    [GRAPHIC]



Goals, Strategies & Risks
CGM Advisor Targeted Equity Fund

Adviser:  Capital Growth Management Limited
             Partnership ("CGM")
Manager:  G. Kenneth Heebner
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               NEGYX

 Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.
In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  well-established, with records of above-average growth
..  promise of maintaining their leadership positions in their industries
..  likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
.. It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
.. CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
.. CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
.. CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
.. Invest a significant portion of its assets in a single industry sector.
.. Invest in foreign securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
10

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART]
(total return)
                                            (up triangle) Highest Quarterly Return: Fourth
 2000     2001     2002    2003                           Quarter 1999, up 19.58%
------  -------  -------  ------            (down triangle) Lowest Quarterly Return: Third
-4.23%  -15.86%  -28.28%  43.34%                            Quarter 2001, down 19.47%



The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




                                                                    Since Class
Average Annual Total Returns                                         Inception
(for the periods ended December 31, 2003)               Past 1 Year  (6/30/99)
Class Y - Return Before Taxes                             43.34%      -2.11%
   Return After Taxes on Distributions*                   43.34%      -3.97%
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                              28.17%      -2.62%
S&P 500 Index**                                           28.68%      -3.18%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."


--------------------------------------------------------------------------------
                                                                             11

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger International Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")

Managers: Growth Segment: Barry A. Lockhart,
             Patrick H. Tan, Thomas R.H. Tibbles
          Value Segment: Ronald Holt, Robert Mazuelos,
             Lauretta Reeves
Category: International Equity

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
Subject to the allocation policy adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally between its two segments which are managed by the subadviser as described below.
Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  High secular growth
..  Superior profitability
..  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential. Hansberger's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

--------------------------------------------------------------------------------
12

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in between 70 to 80 stocks, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger takes into account the structural company and industry specific factors, changes in shareholder orientation, as well as loss of confidence in management.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth

--------------------------------------------------------------------------------
                                                                             13

  stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below reflect results achieved by those multiple subadvisers. The Fund's performance might have been different had the current advisory arrangements been in place for all periods shown.



The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.



                                    [CHART]
(total return)

 1996    1997   1998    1999    2000     2001     2002    2003  (up triangle) Highest Quarterly Return: Fourth
------  ------  -----  ------  -------  ------  -------  ------               Quarter 1999, up 24.05%
16.67%  12.68%  4.01%  37.63%  -12.22%  -8.98%  -16.42%  39.02% (down triangle) Lowest Quarterly Return: Third
                                                                                Quarter 2002, down 20.60%



The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE Index"), an unmanaged index of common stocks traded outside the U.S., the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world, and the Morgan Stanley Capital International All Country World Index ex-U.S. ("MSCI ACWI ex-U.S. Index"), a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.+ The MSCI EAFE is the Fund's primary benchmark. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI World Index, MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




                                                                                         Since Class A
Average Annual Total Returns                                                               Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years  (12/29/95)
Class A - Return Before Taxes                                     31.04%        3.79%        6.43%
   Return After Taxes on Distributions*                           31.04%        2.32%        5.25%
   Return After Taxes on Distributions & Sales of Fund Shares*    20.18%        2.67%        5.09%
MSCI EAFE Index**+                                                39.17%        0.26%        3.56%
MSCI World Index **+                                              33.76%       -0.39%        6.23%
MSCI ACWI ex-U.S. Index**                                         41.41%        1.55%        3.78%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes. The returns for each Index are calculated from 12/31/95.


+ The MSCI EAFE Index replaced the MSCI World Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For estimated past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Large Cap Value Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Robert M. Levy, Edward S. Loeb and Michael
               J. Mangan

Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               NEOYX

 Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies.
In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By
"true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)
 Principal Investment Risks


Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
                                                                             15

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance might have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART] (up triangle) Highest Quarterly Return: Second
              (total return)                              Quarter 2003, up 20.20%
                                            (down triangle) Lowest Quarterly Return: Third
  1999    2000    2001      2002    2003                    Quarter 2001, down 16.94%
  -----  ------  -------  -------  ------
  9.77%  -6.97%  -13.99%  -19.61%  30.76%



The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years (11/18/98)
Class Y - Return Before Taxes                                     30.76%       -1.58%      -0.04%
   Return After Taxes on Distributions*                           30.76%       -2.65%      -1.13%
   Return After Taxes on Distributions & Sales of Fund Shares*    19.99%       -1.77%      -0.48%
Russell 1000 Value Index**                                        30.03%        3.56%       4.19%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 11/30/98.


--------------------------------------------------------------------------------
16

                                    [GRAPHIC]



Goals, Strategies & Risks
Vaughan Nelson Small Cap Value Fund


Adviser:    CDC IXIS Asset Management Advisers, L.P.
               ("CDC IXIS Advisers")
Subadviser: Vaughan Nelson Investment Management,
               L.P. ("Vaughan Nelson")


Managers: Mark J. Roach, Chris D. Wallis, Scott J. Weber
Category: Small-Cap Equity

 Investment Goal

The Fund seeks capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.
Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
.. Companies earning a positive economic margin with stable-to-improving returns .. Companies valued at a discount to their asset value
..  Companies with an attractive dividend yield and minimal basis risk

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
..  Vaughan Nelson starts with an investment universe of 5,000 securities.
   Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
..  Use fundamental analysis to construct a portfolio of 45-75 securities consisting of quality companies in the opinion of Vaughan Nelson.
.. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including U.S.
  government bonds as well as lower quality debt securities.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
.. Invest in foreign securities, including those of emerging markets.
.. Invest in real estate investment trusts ("REITs").

.. Invest in securities offered in initial public offerings ("IPOs").

.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities

--------------------------------------------------------------------------------
                                                                             17
  market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Small-cap companies: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown below reflect results achieved by the previous subadvisers. The Fund's performance might have been different had the current advisory arrangements been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.


                                    [CHART]
(total return)

 1997   1998    1999    2000     2001     2002     2003  (up triangle) Highest Quarterly Return: Fourth
------  -----  ------  -------  -------  -------  ------               Quarter 1999, up 42.28%
26.97%  2.05%  65.38%  -12.22%  -12.05%  -30.78%  38.71% (down triangle) Lowest Quarterly Return: Third
                                                                         Quarter 2001, down 26.44%


--------------------------------------------------------------------------------
18

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of the 2,000 smallest companies within the Russell 3000 Index.+ You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




                                                                                         Since Class A
Average Annual Total Returns                                                               Inception
(for the periods ended December 31, 2003)                       Past 1 Year Past 5 Years  (12/31/96)
Class A - Return Before Taxes                                     30.77%        2.92%        5.94%
   Return After Taxes on Distributions*                           30.77%        0.98%        4.31%
   Return After Taxes on Distributions & Sales of Fund Shares*    20.00%        1.66%        4.39%
Russell 2000 Value Index**+                                       46.03%       12.28%       11.92%
Russell 2000 Index**+                                             47.25%        7.13%        7.72%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes.


+ The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For estimated past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]




Fund Fees & Expenses



The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.



 Shareholder Fees



(fees paid directly from your investment)



                                                                                                             Class Y
Maximum sales charge (load) imposed on purchases                                                 None
Maximum deferred sales charge (load)                                                             None
Redemption fees (CGM Advisor Targeted Equity Fund, Hansberger International Fund, Vaughan        2% of redemption proceeds on
   Nelson Small Cap Value Fund)                                                                  shares held for 60 days or less+
Redemption fees (AEW Real Estate Fund, CDC Nvest Star Advisers Fund, Harris Associates Large Cap
   Value Fund)                                                                                   None*


+ Will be charged on redemptions and exchanges of shares held for 60 days or less.


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.



 Annual Fund Operating Expenses



(expenses that are deducted from Fund assets, as a percentage of average daily net assets)



                                                                          CGM Advisor
                                           AEW Real     CDC Nvest Star  Targeted Equity
                                         Estate Fund/1/  Advisers Fund       Fund
                                            Class Y         Class Y         Class Y
Management fees                              0.80%           1.05%           0.70%
Distribution and/or service (12b-1) fees     0.00%           0.00%           0.00%
Other expenses                               0.75%           0.29%           0.33%
Total annual fund operating expenses         1.55%           1.34%           1.03%
Fee waiver and/or expense reimbursement      0.30%           0.00%           0.00%
Net expenses                                 1.25%           1.34%           1.03%
                                                            Harris
                                          Hansberger      Associates    Vaughan Nelson
                                         International  Large Cap Value Small Cap Value
                                            Fund/2/         Fund/3/         Fund/2/
                                            Class Y         Class Y         Class Y
Management fees                              1.05%           0.69%           1.05%
Distribution and/or service (12b-1) fees     0.00%           0.00%           0.00%
Other expenses                               0.67%           0.32%           0.70%
Total annual fund operating expenses         1.72%           1.01%           1.75%
Fee waiver and/or expense reimbursement      0.00%           0.00%           0.00%
Net expenses                                 1.72%           1.01%           1.75%


1 AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2005, and is reevaluated on an annual basis.


2 The Fund did not have any Class Y shares outstanding during the Fund's last fiscal year. Expenses of the Fund are based on estimated amounts for the current fiscal year.


3 CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.05% of the Fund's average daily net assets for Classes Y shares. This undertaking is in effect through April 30, 2005, and is reevaluated on an annual basis.


--------------------------------------------------------------------------------
20

                                    [GRAPHIC]




Fund Fees & Expenses



 Example



This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The example assumes that:


.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;


.. Your investment has a 5% return each year;


.. A Fund's operating expenses remain the same; and


.. All dividends and distributions are reinvested.


Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                          CGM Advisor
         AEW Real Estate CDC Nvest Star Targeted Equity
              Fund       Advisers Fund       Fund
             Class Y        Class Y         Class Y
1 year       $  127          $  136         $  105
3 years      $  460          $  425         $  328
5 years      $  816          $  734         $  569
10 years     $1,820          $1,613         $1,259
                             Harris
           Hansberger      Associates       Vaughan
          International    Large Cap     Nelson Small
              Fund         Value Fund   Cap Value Fund
             Class Y        Class Y         Class Y
1 year       $  175          $  103         $  178
3 years      $  542          $  322         $  551
5 years      $  933          $  558         $  949
10 years     $2,030          $1,236         $2,062


* The example is based on the Net Expenses shown above for the 1-year period for AEW Real Estate Fund and Harris Associates Large Cap Value Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.



--------------------------------------------------------------------------------
                                                                             21

                                    [GRAPHIC]



More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Harris Associates Large Cap Value Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (AEW Real Estate, CDC Nvest Star Advisers, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Extension Risk (AEW Real Estate, CDC Nvest Star Advisers, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (CDC Nvest Star Advisers, CGM Advisor Targeted Equity and Harris Associates Large Cap Value Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, CDC Nvest Star Advisers, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, CDC Nvest Star Advisers, Hansberger International and Vaughan Nelson Small Cap Value) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
22

                                    [GRAPHIC]




Management Team


Meet the Funds' Investment Advisers and Subadvisers



The CDC Nvest Funds family (as defined below) currently includes 22 mutual funds. The CDC Nvest Funds family had combined assets of $4.7 billion as of December 31, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Equity Funds and CDC Nvest Star Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Income Funds and CDC Nvest Tax Free Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and CDC Nvest Cash Management
Trust -- Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."



 Advisers



CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Asset Management North America is ultimately owned by three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a leading French life insurance company. CDC IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $148 billion in assets under management at December 31, 2003. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.



The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2003 as a percentage of each Fund's average daily net assets were 1.05% for the CDC Nvest Star Advisers Fund, 1.03% for the Hansberger International Fund, 0.69% for the Harris Associates Large Cap Value Fund (after waiver or reimbursement) and 1.05% for the Vaughan Nelson Small Cap Value Fund.



AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $17.5 billion of client capital as of December 31, 2003. For the fiscal year ended January 31, 2004, AEW Real Estate Fund paid 0.71% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.



CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $4 billion in assets under management as of December 31, 2003. For the fiscal year ended December 31, 2003, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.



 Subadvisers



Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $5.0 billion in assets as of December 31, 2003, and specializes in global investing, managing separate portfolios and institutional mutual funds.



Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to a segment of the CDC Nvest Star Advisers Fund and the Harris Associates Large Cap Value Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $46.2 billion in assets as of December 31, 2003, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.


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                                                                             23

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to a segment of the CDC Nvest Star Advisers Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $53.7 billion in assets under management as of December 31, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of the Funds.


Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the CDC Nvest Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch Investment Managers, managed approximately $500 billion in assets as of December 31, 2003. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2003, Vaughan Nelson had $3.4 billion in assets under management.

 Subadvisory Agreements

The CDC Nvest Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser of subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, each Fund may invest any of its daily cash balances in shares of investment companies that are advised by the advisers or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by the advisers or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.


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24

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

 AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 22 years of experience in investment analysis and portfolio management.

 CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 38-year veteran of the investment industry.

 Hansberger


Ronald Holt



Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, Director of Research, joined Hansberger in 1997. Prior to assuming the role of Director of Research, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.



Barry A. Lockhart



Barry A. Lockhart has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.



Robert Mazuelos



Robert Mazuelos has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Mazuelos, Senior Vice President and senior research analyst, joined Hansberger in 1995. Mr. Mazuelos received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University and has over 13 years of investment management experience.



Lauretta Reeves



Lauretta (Retz) Reeves has co-managed the international value segment of the Hansberger International Fund since August 2003. Ms. Reeves, Managing Director of Research Technology and senior research analyst, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience.



Patrick H. Tan



Patrick H. Tan has co-managed the international growth segment of the Hansberger International Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has six years of investment-related experience.


Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience.

 Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the CDC Nvest Star Advisers Fund since January 2001. He also serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

--------------------------------------------------------------------------------
                                                                             25

Robert M. Levy



Robert M. Levy has served as portfolio manager to the Harris Associates Large Cap Value Fund since July 2002. He also co-manages the Harris Associates segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 27 years of investment experience.



Edward S. Loeb



Edward S. Loeb has served as portfolio manager to the Harris Associates segment of the CDC Nvest Star Advisers Fund since October 2002 and the Harris Associates Large Cap Value Fund since July 2002. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.



Michael J. Mangan



Michael J. Mangan serves as portfolio manager to the Harris Associates Large Cap Value Fund since July 2002. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 15 years of investment management experience.


 Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 24 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 15 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the CDC Nvest Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 19 years of investment management experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles segment of CDC Nvest Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

 Mercury

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the CDC Nvest Star Advisers Fund since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the CDC Nvest Star Advisers Fund since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr.

--------------------------------------------------------------------------------
26

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers (continued)

Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 35 years of investment management experience.


Michael Oberdorf



Michael Oberdorf has served as Fund Analyst for the Mercury segment of the CDC Nvest Star Advisers Fund since May 2004. Mr. Oberdorf, Assistant Vice President of Mercury, joined the firm in 2000. He received his bachelor's degree from Georgetown University and has over two years of investment industry experience.


Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the CDC Nvest Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 11 years of investment management experience.

 Vaughan Nelson


Mark J. Roach



Mark J. Roach has co-managed the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, an Equity Analyst with Fifth Third Bank from 1999 to 2001 and a Senior Analyst with The Applied Finance Group, Ltd. from 1998 to 1999. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A from the University of Chicago. He has over 12 years of investment management experience.



Chris D. Wallis



Chris Wallis has co-managed the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Prior to joining Vaughan Nelson he was an Associate at Simmons & Company International from 1998 to 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and has over 12 years of investment/financial analysis and accounting experience.



Scott J. Weber



Scott J. Weber has co-managed the Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President from 2001 to 2003 and a Senior Associate from 2000 to 2001 of RBC Capital Markets and an Associate at Deutsche Banc Alex Brown from 1997 to 2000. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University and has over seven years of investment management and financial analysis experience.



--------------------------------------------------------------------------------
                                                                             27

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account


 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:
.. Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
.. Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
.. Insurance Company Accounts of New England Financial, Metropolitan Life
  Insurance Company ("MetLife") or their affiliates.
.. Separate Accounts of New England Financial, MetLife or their affiliates.
.. Wrap Fee Programs of certain broker-dealers not being paid by the Fund, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
.. Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
.. Deferred Compensation Plan Accounts of New England Life Insurance Company
  ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").
.. Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.
At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums.
3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.
4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

You will not receive certificates representing Class Y shares.

--------------------------------------------------------------------------------
28

                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 to request an
 [GRAPHIC]             your investment dealer or CDC Nvest            exchange.
                       Funds at 800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to      . Instruct your bank to transfer funds to
                       obtain an account number and wire              State Street Bank & Trust Company,
 [GRAPHIC]             transfer instructions. Your bank may           ABA#011000028, and DDA#99011538.
                       charge you for such a transfer.              . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is  . Call CDC Nvest Funds at 800-225-5478 to
                       a member of the ACH system.                    add shares to your account through ACH.
 [GRAPHIC]           . Complete the "Bank Information" section      . If you have not signed up for the ACH
                       on your account application.                   system, please call CDC Nvest Funds for a
                     . Mail your completed application to CDC         Service Options Form.
                       Nvest Funds, P.O. Box 219579, Kansas
                       City, MO 64121-9579.

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                                                                             29

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above)
 [GRAPHIC]             that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                     . Call CDC Nvest Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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30

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing


If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

              A signature guarantee     A notary public cannot
              protects you against      provide a signature
              fraudulent or-ders and    guarantee. The Funds
              is necessary if:          will only accept
                                        signature guarantees
              . your address of record  bearing the STAMP2000
                has been changed        Medallion imprint. A
                within the past 30      signature guaran-tee can
                days;                   be obtained from one of
              . you are selling more    the following sources:
                than $100,000 worth of
                shares and you are      . a financial
                requesting the            representative or
                proceeds by check;        securities dealer;
              . a proceeds check for    . a federal savings
                any amount is either      bank, cooperative, or
                mailed to an address      other type of bank;
                other than the address  . a savings and loan or
                of record or not          other thrift
                payable to the            institution;
                registered owner(s); or . a credit union; or
              . the proceeds are sent   . a securities exchange
                by check, wire, or in     or clearing agency.
                some circumstances ACH
                to a bank account
                other than a
                previously established
                bank on file.

Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any CDC Nvest Fund that offers Class Y shares, for Institutional Class shares of any other series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of a Money Market Fund. Certain Loomis Sayles Funds have redemption fees. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

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                                                                             31

                                    [GRAPHIC]



Fund Services

Restrictions on Buying, Selling and Exchanging Shares


The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

--------------------------------------------------------------------------------
32

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed

 Redemption Fees

For Class Y shares of CGM Advisor Targeted Equity Fund, Hansberger International Fund and Vaughan Nelson Small Cap Value Fund


Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.


The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
  .   shares acquired by reinvestment of dividends or distributions of a Fund;
      or
  . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or
  .   shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

--------------------------------------------------------------------------------
                                                                             33

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced


"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

--------------------------------------------------------------------------------
34

                                    [GRAPHIC]



Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

            Dividend Payment Schedule
            Annually                 Quarterly
CDC Nvest Star Advisers           AEW Real Estate
CGM Advisor Targeted Equity
Hansberger International
Harris Associates Large Cap Value
Vaughan Nelson Small Cap Value

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

--------------------------------------------------------------------------------
                                                                             35

                                    [GRAPHIC]



Fund Services
Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning on or before December 31, 2008.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes in any Fund that invests 50% or less of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
36

                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers


The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

--------------------------------------------------------------------------------
                                                                             37

                                    [GRAPHIC]




Financial Performance



The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.



For a share outstanding throughout each period.



                                        Income (loss) from investment operations:               Less distributions:
                                        --------------------------------------    ----------------------------------

                             Net asset
                               value,                    Net realized             Dividends  Distributions
                             beginning       Net        and unrealized Total from  from net    from net
                                 of      investment     gain (loss) on investment investment   realized    Return of
                             the period income (loss)    investments   operations   income   capital gains  capital
                             ---------- -------------   -------------- ---------- ---------- ------------- ---------

AEW REAL ESTATE FUND
Class Y
1/31/2004                      $10.80      $ 0.40           $ 4.40       $ 4.80     $(0.53)     $(0.24)       $--
1/31/2003                       11.21        0.42            (0.22)        0.20      (0.45)      (0.16)        --
1/31/2002                       10.49        0.58             0.81         1.39      (0.56)      (0.11)        --
1/31/2001 (i)                   10.00        0.23             0.55         0.78      (0.29)         --         --

CDC NVEST STAR ADVISERS FUND
Class Y
12/31/2003                      12.98       (0.04)(c)         4.52         4.48         --          --         --
12/31/2002                      16.50       (0.02)(c)        (3.50)       (3.52)        --          --         --
12/31/2001                      18.13        0.04(c)         (1.66)       (1.62)        --       (0.01)        --
12/31/2000                      25.08        0.03(c)         (3.96)       (3.93)        --       (3.02)        --
12/31/1999                      20.37       (0.07)(c)         9.09         9.02         --       (4.31)        --

CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2003                       5.63        0.01(c)          2.43         2.44         --          --         --
12/31/2002                       7.85       (0.02)(c)        (2.20)       (2.22)        --          --         --
12/31/2001                       9.37        0.01(c)         (1.50)       (1.49)     (0.03)         --         --
12/31/2000                      11.01        0.12(c)         (0.60)       (0.48)     (0.09)      (1.07)        --
12/31/1999(d)                   11.94        0.03             0.99         1.02         --       (1.95)        --

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2003                       9.59        0.06(c)          2.89         2.95         --          --         --
12/31/2002                      11.93        0.07(c)         (2.41)       (2.34)        --          --         --
12/31/2001                      13.87        0.06(c)         (2.00)       (1.94)        --          --         --
12/31/2000                      15.36        0.07(c)         (1.10)       (1.03)        --       (0.46)        --
12/31/1999                      16.57        0.02             1.51         1.53      (0.08)      (2.66)        --



                             -------------




                                 Total
                             distributions
                             -------------

AEW REAL ESTATE FUND
Class Y
1/31/2004                       $(0.77)
1/31/2003                        (0.61)
1/31/2002                        (0.67)
1/31/2001 (i)                    (0.29)

CDC NVEST STAR ADVISERS FUND
Class Y
12/31/2003                          --
12/31/2002                          --
12/31/2001                       (0.01)
12/31/2000                       (3.02)
12/31/1999                       (4.31)

CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2003                          --
12/31/2002                          --
12/31/2001                       (0.03)
12/31/2000                       (1.16)
12/31/1999(d)                    (1.95)

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2003                          --
12/31/2002                          --
12/31/2001                          --
12/31/2000                       (0.46)
12/31/1999                       (2.74)




/(a)/Periods less than one year are not annualized.


/(b)/Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


/(c)/Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


/(d)/For the period June 30, 1999 (inception) through December 31, 1999.


/(e)/Computed on an annualized basis for periods less than one year.


/(f)/Portfolio turnover excludes the impact of assets as a result of a merger with another Fund.


/(g)/The investment advisor agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.


/(h)/Had certain expenses not been reduced during the period, total returns would have been higher.


/(i)/For the period August 31, 2000 (commencement of operations) through January 31, 2001.


--------------------------------------------------------------------------------
38

                                     Ratios to average net assets:
                                 ------------------------------------

Net asset            Net assets,             Expenses         Net
  value,    Total      end of              after expense  investment   Portfolio
  end of   return    the period  Expenses   reductions   income (loss) turnover
the period (%) (a)      (000)    (%) (e)    (%) (b)(e)      (%) (e)    rate (%)
---------- -------   ----------- --------  ------------- ------------- ---------

  $14.83     45.5(h)   $ 7,210    1.25 (g)     1.25           2.98         18
   10.80      1.5(h)     1,521    1.25 (g)     1.25           3.72         35
   11.21     13.5(h)       611    1.25 (g)     1.25           5.35         36
   10.49      7.8(h)       539    1.25 (g)     1.25           5.40         12

   17.46     34.5       47,485     1.34        1.33          (0.30)       102
   12.98    (21.3)      37,911     1.29        1.27          (0.15)        95
   16.50     (9.0)      55,970     1.29        1.28           0.23        183
   18.13    (16.6)      73,310     1.25        1.23           0.12        524
   25.08     46.8       75,013     1.37        1.37          (0.29)       186

    8.07     43.3        7,773     1.03        0.94           0.16        261
    5.63    (28.3)       5,522     0.92        0.84          (0.31)       223
    7.85    (15.9)       8,785     0.87        0.83           0.13        243
    9.37     (4.2)      12,260     0.85        0.83           1.16        266
   11.01      9.7       15,418     0.87        0.87           0.48        206

   12.54     30.8       26,545     1.01        0.99           0.51         30(f)
    9.59    (19.6)      10,569     0.96        0.94           0.66        195
   11.93    (14.0)      11,918     0.91        0.87           0.52        154
   13.87     (7.0)      10,131     0.87        0.84           0.48        139
   15.36      9.8       14,377     0.96        0.96          (0.73)       133


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                                                                             39

Glossary of Terms

American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple -- The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

--------------------------------------------------------------------------------
40

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             41

                                    [GRAPHIC]




If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                 CDC IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its

                  (Investment Company Act File No. 811-4323)
                   (Investment Company Act File No. 811-242)
                  (Investment Company Act File No. 811-7345)
                  (Investment Company Act File No. 811-09945)

   representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston
      Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.

--------------------------------------------------------------------------------



            The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



  We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.



                          Types of Information Gathered

 We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                           How we Use the Information

   We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customer' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
  (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.


           Policies and Practices to Protect Confidential Information

   Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and
                           access control mechanisms.


(1) For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P, Loomis,Sayles & Company, L.P. and all of their successors.
(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.







                                                                     YES51-0504